Registration No.  333-09355
Registration No.  811-07743

As filed with the Securities and Exchange Commission on January 28, 2009

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☐
Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	16	☐
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
Amendment No.	17

(Check appropriate box or boxes)

THE ROCKLAND FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1235 Westlakes Drive, Suite 280, Berwyn, PA  19312
(Address of Principal Executive Offices)         (Zip Code)

(610) 540-1300
(Registrant's Telephone Number, including Area Code)

Richard H. Gould, Gould Investment Partners LLC
1235 Westlakes Drive, Suite 280, Berwyn, PA  19312
(Name and Address of Agent for Service of Process)

With Copies to:
Alan R. Gedrich, Esq.
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box):

☒    immediately upon filing pursuant to paragraph (b) of Rule 485

☐    on (date) pursuant to paragraph (b) of Rule 485

☐    60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐    on (date) pursuant to paragraph (a)(1) of Rule 485

☐    75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

January 28, 2009

The Rockland Small Cap
Growth Fund

PROSPECTUS

January 28, 2009

The Rockland Small Cap Growth Fund
a Series of

The Rockland Funds Trust

P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Telephone:  1-800-497-3933

Gould Investment Partners LLC
Investment Advisor

Website:  www.rocklandfunds.com

The investment objective of The Rockland Small Cap Growth Fund is to seek capital appreciation.  The Fund will, under normal market conditions, invest at least 80% of its net assets in small capitalization companies.  The Fund’s investment advisor, Gould Investment Partners LLC, emphasizes domestic companies whose growth potential, in the opinion of the advisor, has been overlooked by Wall Street analysts.
Please read this Prospectus carefully and keep it for future reference.
______________________________

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Investment Objective

The investment objective of the Fund is to seek capital appreciation.

Investment Advisor

Gould Investment Partners LLC (“GIP”) is the investment advisor to the Fund.  GIP was organized in 2003 and acts as the investment advisor to individual and institutional clients with investment portfolios of approximately $ 279 million as of December 31, 2008 .

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in small capitalization companies.  Small capitalization companies are defined as those companies with market capitalizations (share price multiplied by number of shares outstanding) within the capitalization range of the Russell 2000® Growth Index at the time of purchase.  The market capitalization range of the Russell 2000® Growth Index as of December 31, 2008 was $ 8 million to $ 3.283 billion.

In managing the Fund’s portfolio, GIP seeks to make investments in growth stocks with an emphasis on those domestic companies whose growth potential, in GIP’s opinion, has been overlooked by Wall Street analysts.  GIP’s general approach is to take advantage of investment and trading opportunities that investors might not otherwise have the time, expertise or inclination to exploit themselves.

When making investment decisions, GIP evaluates the fundamental and technical prospects for a company using information and analyses from numerous sources. GIP evaluates a company’s sales and earnings growth; earnings power, trends and predictability; industry, economic and political trends; relative valuation; and liquidity; to determine whether the security has the growth potential suitable for the Fund.  The Fund buys securities GIP believes possess earnings prospects that have been underestimated by Wall Street analysts.  The Fund typically sells a security when it shows deteriorating fundamentals or its earnings fall short of GIP’s expectations.  The Fund may also employ rapid trading strategies to capture incremental increases in the prices of securities, to protect against downside risk and to enhance the Fund’s return.

Principal Risks

Market Conditions.  Because the stock market and individual stock prices fluctuate, you may receive more or less money than you originally invested when you sell shares of the Fund.  The market value of the Fund’s portfolio may fluctuate unpredictably due to overall market trends and developments affecting small capitalization companies.  In addition, the investment strategy used by GIP may fail to produce the intended result.

Portfolio Turnover.  The Fund’s rapid trading strategy increases portfolio turnover. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. Historically, the Fund has experienced high portfolio turnover.

Small Cap Stocks.  Small capitalization companies may not have the size, resources or other assets of large capitalization companies.  Small capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in value of the stock market, in general.

Suitability.  The Fund is not a short-term investment vehicle.  Rather, it is suitable only for long-term investors who seek to invest a portion of their overall portfolio in an aggressive equity mutual fund that invests principally in small capitalization growth companies.  You must be willing to accept a high degree of volatility and have no immediate financial requirements for this investment.  The Fund is designed for those investors who are willing to accept a higher degree of risk with the potential for higher returns in the future.

You should be aware that you could lose money by investing in the Fund.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

1

FUND PERFORMANCE

The performance information that follows gives some indication of how the Fund’s performance can vary.  The bar chart indicates the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year (on a calendar year basis).  The table shows the Fund’s average annual returns over one-year, five-years, ten - years and since the Fund’s inception, compared with a broad measure of market performance.  Please remember that the Fund’s past performance (before and after taxes) does not necessarily reflect how the Fund may perform in the future.

Calendar Year Total Returns(1)
Best and Worst Quarterly Returns 61.11% (4th quarter, 1999) (30.32)% (4th quarter, 2008)

Average Annual Total Returns as of 12/31/ 08 (1)

				Since
	1 Year	5 Years	10 Years	Inception
Fund Return Before Taxes	(55.23)%	(10.96)%	0.27%	3.83%
Fund Return After Taxes on Distributions	(55.23)%	(10.96)%	(1.32)%	2.37%
Fund Return After Taxes on Distributions and Sale of Fund Shares	(35.90)%	(8.95)%	(0.34)%	2.76%
Russell 2000® Growth Index (with dividends reinvested)(2)	(38.54)%	(2.35)%	(0.76)%	0.61%
Russell 2000® Index (with dividends reinvested)(2)	(33.79)%	(0.93)%	3.02%	4.19%
S&P 500® Index (with dividends reinvested)(2)	(37.00)%	(2.19)%	(1.38)%	3.20%
NASDAQ Composite Index (with dividends reinvested)(2)	(39.98)%	(3.95)%	(2.71)%	2.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
_______________
(1)
Richard Gould served as chief portfolio manager of the Fund when Greenville Capital Management, Inc. served as investment advisor from the Fund’s inception to March 30, 2004.  Mr. Gould continues to serve as chief portfolio manager for the Fund since March 31, 2004 when Gould Investment Partners LLC was approved as investment advisor by the Board and the Fund’s shareholders.

(2)
The index returns do not reflect deductions for fees, expenses or taxes.  The Russell 2000® Growth Index is an unmanaged index, which is comprised of securities in the Russell 2000® Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The Russell 2000® Index is an unmanaged index of 2,000 stocks weighted by market capitalization and represents the 2,000 smallest companies in the Russell 3000® Index.  The S&P 500® Index is an unmanaged capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is an unmanaged broad-based capitalization-weighted index of all NASDAQ stocks.  The Fund’s returns presented above include operating expenses that reduce returns, while the returns of the Russell 2000® Growth, Russell 2000®, S&P 500® and NASDAQ Composite Indices do not include operating expenses.  The indices cannot be invested in directly.

2

FUND FEES AND EXPENSES

The table and footnote which follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)	NONE
Redemption Fee (as a percentage of amount redeemed)	2.00%*
Exchange Fee	NONE
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses	0.86%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.86%
________________
*
There is a 2% redemption fee that applies to redemptions of Fund shares that are made within 90 days of acquisition.  For further information, please refer to the redemption fee information in the section entitled “Market Timing” on page 9.  Shareholders will be charged a fee by the transfer agent for outgoing wire transfers, returned checks and stop payment orders.

Expense Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that you have a 5% return each year and that the Fund’s total annual operating expenses remain the same each year.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$189	$585	$1,006	$2,180

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IMPLEMENTATION OF INVESTMENT OBJECTIVE

In General

In implementing its investment objective, the Fund may invest in the following securities and use the following investment techniques, all with the following associated risks.

Temporary Strategies

When GIP believes that adverse economic or market conditions justify such action, the Fund may invest up to 100% of its assets temporarily in short-term fixed-income securities.  Short-term fixed-income securities include U.S. government securities, certificates of deposit, bank time deposits, bankers’ acceptances, repurchase agreements and commercial paper and commercial paper master notes rated A-1 or better by S&P, Prime-1 or better by Moody’s, or Fitch 2 or higher by Fitch.  It is impossible to predict when or for how long GIP may employ these strategies for the Fund.  To the extent the Fund engages in any of these temporary strategies, the Fund may not achieve its investment objective.

Illiquid Securities

The Fund may invest up to 10% of the value of its net assets in illiquid securities.

American Depositary Receipts

The Fund may invest up to 25% of the value of its net assets in American Depositary Receipts (“ADRs”) or other similar instruments denominated in U.S. dollars.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and are denominated in U.S. dollars.  Investments in ADRs may involve risks that are in addition to the usual risks inherent in domestic investments.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, many foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Options And Futures Transactions

The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions.  The Fund’s options and futures transactions may include instruments such as stock index options and futures contracts.  Such transactions may be used for several reasons, including hedging unrealized portfolio gains.  The Fund will not enter into options and futures transactions if more than 50% of the Fund’s net assets would be committed to such instruments.  The Fund may hold a futures or options position until its expiration, or it can close out such a position before then at current value if a liquid secondary market is available.  If the Fund cannot close out a position, it may suffer a loss apart from any loss or gain experienced at the time the Fund decided to close the position.

Short-Term Trading

The Fund trades actively and frequently in response to changes in fundamental characteristics and/or stock prices.  This trading strategy is intended to capture incremental price increases, and to protect against downside risk.  The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2008 was 246 % and for the fiscal year ended September 30, 2007 was 232%.  The portfolio turnover rate indicates changes in the Fund’s securities holdings; generally, if all of the securities in the Fund at the beginning of the period are replaced by the end of the period, the turnover rate would be 100%.  You may realize taxable gains as a result of such frequent trading of the Fund’s assets and the Fund will incur transaction costs in connection with buying and selling securities.  Tax and transaction costs lower the Fund’s effective return for investors.  While a significant portion of any capital gains realized by the Fund may be short-term capital gains, long-term capital gains are desirable from a taxation standpoint and GIP strives for these gains where possible.  When trading, GIP seeks to minimize transaction costs and use efficient trading systems.

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Disclosure of Portfolio Securities

The Fund publicly discloses 100% of its portfolio holdings after a delay of two weeks after each calendar quarter end in a quarterly letter to shareholders, which is also posted on the Fund’s website at www.rocklandfunds.com.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

FUND MANAGEMENT

The Fund has entered into an Investment Advisory Agreement with GIP under which GIP manages the Fund’s investments and business affairs, subject to the supervision of the Fund’s Board of Trustees.

GIP was organized in 2003 as a Pennsylvania limited liability company and is a federally registered investment adviser.  In addition to serving as investment advisor to the Fund, GIP serves as investment advisor to individual and institutional clients. GIP is located at 1235 Westlakes Drive, Suite 280, Berwyn, PA 19312. Under the Investment Advisory Agreement, the Fund compensates GIP for its investment advisory services at the annual rate of 1.00% of the Fund’s average daily net assets.  From the Fund’s inception to March 30, 2004, Greenville Capital Management, Inc. served as the Fund’s investment advisor at the same annual rate of 1.00% of the Fund’s average daily net assets.

The Fund is managed by Richard H. Gould.  Mr. Gould has managed the Fund since the Fund’s inception.  Mr. Gould founded GIP to offer management services to individual and institutional investors using strategies similar to those utilized for the Fund.  The Board and shareholders approved GIP as the investment advisor in March 2004 and Mr. Gould continued to manage the Fund.  Prior to his current position, Mr. Gould served as chief portfolio manager of the Fund when Greenville Capital Management, Inc. served as investment advisor from the Fund’s inception to March 30, 2004.  Prior to 1994, Mr. Gould was an equity analyst with PNC Investment Management and co-managed the PNC Small Cap Growth Fund, currently called the Blackrock Small Cap Growth Fund.  Mr. Gould is a Chartered Financial Analyst and a Chartered Market Technician.  Mr. Gould received his BS in 1982 and his MBA in Finance in 1985 from The Pennsylvania State University.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts that the portfolio manager manages and the portfolio manager’s ownership of Fund shares.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement for the Fund is available in the Fund’s semi-annual report to shareholders for the six-month period ended March 31, 2008 .

CUSTODIAN, TRANSFER AGENT, ADMINISTRATOR
AND FUND ACCOUNTANT

U.S. Bank, N.A. (“U.S. Bank”), acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) acts as transfer agent (“Transfer Agent”) for the Fund and as the Fund’s administrator and fund accountant.

DISTRIBUTOR

Quasar Distributors, LLC (“Distributor”) serves as the principal underwriter to distribute the Fund’s shares.  GIP makes payments from its own resources to the Distributor and third parties such as fund supermarkets and other platforms in order for the Fund to gain access to shareholders who use such platforms and for services provided by such platforms.

5

HOW TO PURCHASE FUND SHARES

Initial Investment — Minimum $2,000

You may purchase shares by completing the enclosed application and mailing it along with a check payable to “The Rockland Small Cap Growth Fund,” to your securities dealer or “U.S. Bancorp Fund Services, LLC,” the Transfer Agent.   Please send the check and application to your securities dealer or the Transfer Agent. The address for the Transfer Agent is located on the inside back cover of this Prospectus.   The minimum initial investment in the Fund is $2,000.  Subsequent investments in the amount of at least $250 may be made by mail, wire or electronic funds transfer via the Automated Clearing House (“ACH”) network.  For IRAs, the minimum initial investment is $2,000.  The Automatic Investment Plan (“AIP”) allows you to make regular, systematic investments in the Fund from your bank checking account.  The Fund will reduce the minimum initial investment to $250 for investors using the AIP.  Applications will not be accepted unless they are accompanied by payment in U.S. funds drawn on domestic financial institutions.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  We are unable to accept any post dated checks, post dated on line bill pay checks or any conditional order or payment .   Minimum investments are waived for employee benefit plans qualified under Sections 401, 403(b)(7) or 457 of the Internal Revenue Code.  These minimums can be changed or waived by the Fund at any time.  Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of subsequent investments.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers.  If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly.  Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.  You will also generally have to address your correspondence or questions regarding the Fund to your institution.

Shares of the Fund have not been registered for sale outside of the United States.  The Rockland Small Cap Growth Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

If your check is returned for any reason, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  All applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted.  The Fund reserves the right to decline or accept a purchase order application in whole or in part for any reason.

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”).  In order to ensure compliance with this law, the Fund is required to obtain the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA Patriot Act):

•	Full name
•	Date of birth (individuals only)
•	Social Security or tax identification number
•	Permanent street address (P.O. Box only is not acceptable)
•	Accounts opened by entities, such as corporations, companies or trusts will require additional documentation

If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.  Please contact the Transfer Agent at 1-800-497-3933 with any questions concerning the Program.

6

Wire Purchases

Initial Investments – By Wire

If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

Subsequent Investments – By Wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Federal Wire Address
U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI  53202
ABA Number 075000022

U.S. Bancorp Fund Services, LLC
Account 112-952-137

The Rockland Small Cap Growth Fund
(shareholder account number)
(shareholder name/account registration)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Telephone Purchases

You may purchase Fund shares by moving money from your bank account to your Fund account.  Only bank accounts held at domestic financial institutions that are ACH members can be used for telephone transactions.  Fund shares are purchased at the net asset value (“NAV”) determined as of the close of regular trading on the day the Transfer Agent receives the purchase order.  Telephone transactions may not be used for initial purchases of Fund shares.

Automatic Investment Plan — Minimum $250

The Automatic Investment Plan (“AIP”) allows you to make regular, systematic investments in the Fund from your bank checking account.  The Fund will reduce the minimum initial investment to $250 for investors using the AIP.  As with telephone purchases, your bank must be an ACH member.  We are unable to debit mutual fund or pass-through accounts. To establish the AIP, complete the Fund’s AIP application.  Under the AIP, you may choose to make investments on any business day from your financial institution in amounts of $250 or more. If your payment is rejected by your bank, the Transfer Agent will charge a $25 fee to your account.  Any request to change or terminate an AIP should be submitted to the Transfer Agent five days prior to the effective date.

The AIP is a method of using dollar cost averaging which is an investment strategy that involves investing a fixed amount of money at a regular time interval.  However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets.  By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please refer to the SAI for additional information regarding the AIP, or call 1-800-497-3933.

7

Subsequent Investments — Minimum $250

Additions to your account may be made by mail, wire or telephone.  When making an additional purchase by mail, enclose a check payable to “The Rockland Small Cap Growth Fund” along with the Additional Investment Form provided on the lower portion of your account statement.  To make an additional purchase by wire, please use the wiring instructions listed above.  If you intend to make purchases via telephone, you must include a voided check or savings deposit slip with your purchase application.

Timing of Requests

All requests received in proper form by the Transfer Agent before 4:00 p.m. Eastern time will be executed on that same day. The Fund or its service providers have also entered into arrangements authorizing certain financial intermediaries or their agents to accept purchase and redemption orders for Fund shares. Purchases through an authorized intermediary or agent will be executed on the same day, provided the authorized intermediary or agent receives and accepts the order before 4:00 p.m. Requests received after 4:00 p.m. by the Transfer Agent or an authorized intermediary or agent will be processed at the next determined NAV on the following business day.

HOW TO REDEEM SHARES

In General

You may request redemption of part or all of your Fund shares at any time.  No redemption request will become effective until all documents have been received in proper form (as described below) by the Transfer Agent.   Please note for redeeming shares, that the address of the Transfer Agent is located on the inside back cover of this Prospectus.   You should contact the Transfer Agent for further information concerning the documentation required for a redemption of Fund shares.  The Fund normally will mail your redemption proceeds the next business day and, in any event, no later than seven business days after receipt of a redemption request in good order.  However, if you make a purchase by check, the Fund may hold payment on redemption proceeds until it is reasonably satisfied that the check has cleared; this may take up to twelve days from the purchase date.  In addition, the Fund may delay payment of proceeds for redemption requests of $1 million or more by a single shareholder so that the large redemption will not have an adverse effect on the efficient management of the portfolio by causing GIP to sell portfolio securities at an inappropriate time to meet the large redemption request.

Redemptions may also be made through brokers or dealers.  Such redemptions will be effected at the NAV next determined after the Fund receives the broker or dealer’s instruction to redeem shares.  Some brokers or dealers may charge a fee in connection with such redemptions.

Investors who have an IRA must indicate on their redemption requests whether or not federal income tax should be withheld.  Redemption requests failing to indicate an election will be subject to withholding.

Written Redemption

For most redemption requests, you need only furnish a written, unconditional request to the Fund’s Transfer Agent. Requests for redemption must be signed exactly as the shares are registered, including the signature of each joint owner.  You must also specify the number of shares or dollar amount to be redeemed.  Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application. The Transfer Agent charges a service fee (currently $15) for wire transactions.  A fee is also charged for redemption proceeds sent by overnight courier.  Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of redemption requests does not constitute receipt by the Transfer Agent or the Fund.  Do not mail letters by overnight courier to the post office box.  Any written redemption requests received by the Transfer Agent within 15 days after an address change must be accompanied by a signature guarantee.

8

Telephone Redemption

You may also redeem up to $50,000 of your shares by calling the Transfer Agent at 1-800-497-3933.  Redemptions in excess of $50,000 require a signature guarantee and cannot be completed via telephone.  In order to utilize this procedure, you must have previously elected this option on your account application, and the redemption proceeds must be mailed directly to you, sent by wire to your predesignated bank account, or sent to your designated bank account via electronic funds transfer through the Autotmated Clearing House (“ACH”) network.   To change the designated account, send a written request with signature(s) guaranteed to the Transfer Agent.  No telephone redemptions may be made within 15 days of any address change.  The Fund reserves the right to limit the number of telephone redemptions you may make.   The Fund also does not offer telephone redemptions for IRA accounts.  You may not modify or cancel a telephone redemption request.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  Such procedures may include requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmations of all such transactions and/or tape recording all telephone instructions.  Assuming procedures such as the above have been followed, neither the Fund nor the Transfer Agent will be liable for any loss, cost or expense for acting upon an investor’s telephone instructions or for any unauthorized telephone redemption.  The Fund reserves the right to refuse a telephone redemption request.

Systematic Withdrawal Plans

The Fund offers a Systematic Withdrawal Plan (“SWP”) for accounts with a current value of $10,000 or more.   Please note that for IRA accounts SWP’s are not offered .  Under the plan, you may receive monthly, quarterly, or annual payments from your account.  The minimum payment amount is $100.  Payments can be sent to you via check to your address of record, or sent via electronic funds transfer to your bank account.  In order to participate in this option, please complete the appropriate section of the application.  Each withdrawal may be a taxable event to you based on the nature of your account.  Redemption of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of market decline, and withdrawals cannot be considered a yield or income on the investment.

Signature Guarantees

A signature guarantee is required:

•	if ownership is changed on your account;

•	when redemption proceeds are payable or sent to any person, address or bank account not on record;

•	when establishing or modifying certain services on an account;

•	if a change of address was received by the Transfer Agent within the last 15 days; and

•	for all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the facts and circumstances relative to the particular situation.

A signature guarantee may be obtained from any eligible guarantor including banks, savings associations, credit unions, brokerage firms and others, but not from a notary public.

Market Timing

The Fund discourages “market timing,” which is the frequent purchase and sale of Fund shares within a 90-day period.  Market timing or short-term and excessive trading may increase the transaction and tax costs to long-term investors, interfere with the efficient management of the Fund’s portfolio and/or impact Fund performance.  The Fund’s Board has approved a redemption fee and delayed payment of proceeds for redemptions in excess of $1 million to deter and prevent market timing.

The Fund imposes a 2% redemption fee on the redemption of Fund shares within 90 days of purchase.  The redemption fee does not apply to redemptions from 401(k), other employer-sponsored retirement plans, dividend

9

reinvestments or fund redemptions under the Fund’s systematic programs (SWP and AIP).  The fee does apply to IRA and other one-person plans.

The redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with the short-term trading.  The redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against an investor’s account.  Based on the frequency of redemption fees assessed against an account in the Fund, GIP may in its sole discretion determine that the trading activity may be detrimental to the Fund and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future redemptions out of the Fund.

The Fund will also delay payment of proceeds of $1 million or more by a single shareholder so a large redemption will not have an adverse effect on the efficient management of the portfolio by causing GIP to sell portfolio securities at an inappropriate time to meet the large redemption request.  GIP monitors, on a daily basis, the purchases and sales of large transactions and seeks to prohibit investors who demonstrate or whose financial advisors demonstrate a pattern of frequent purchases and sales that is disruptive to the efficient management of the Fund’s portfolio.

Termination of Accounts

Your account may be terminated by the Fund on not less than 30 days’ written notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $2,000.  Upon any such termination, a check for the redemption proceeds will be sent to the account of record within seven days of the redemption.

VALUATION OF FUND SHARES

The Fund’s share price is based on the Fund’s NAV.  The NAV is determined as of the close of business on each day that the Fund is open for business (generally 4:00 p.m. Eastern Time on days the New York Stock Exchange (“NYSE”) is open).  The NAV is calculated by taking the fair value of the Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding.  The assets in the Fund’s portfolio are valued by using procedures adopted by the Board of Trustees.  The procedures generally provide that securities will be valued at their market value, but also provide procedures for the Fund to determine the fair value of a security if a market price is unavailable or unreliable.  In addition, if a significant event which materially affects the value of a security occurs after the last available sale price of the security, but before the Fund calculates its NAV, the Fund will use fair value pricing procedures to determine the value of the security.  Purchase orders received or shares tendered for redemption on a day the Fund is open for business, prior to the time that the Fund determines its NAV, will be valued at that day’s NAV.  Applications for purchase of shares and requests for redemption of shares received after the time that the Fund determines its NAV will be valued at the NAV next determined.  The Fund does not determine its NAV on days when it is closed for business.  Normally, the Fund is closed on the same days the NYSE is closed, which are weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  If any of these holidays falls on a Saturday, the NYSE is not open on the preceding Friday and if a holiday falls on a Sunday, the NYSE is not open on the following Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

10

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS
AND TAX TREATMENT

Distributions

Dividends and Distributions

The Fund has elected and qualified, and intends to continue to qualify each year, as a regulated investment company under the Internal Revenue Code.   As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.  Dividends from net investment income and net realized capital gains, if any, are usually distributed to shareholders at least annually, usually in December.  The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution.

When a dividend or capital gain is distributed, the Fund’s NAV will decrease by the amount of the payment.  All dividends or capital gains distributions will automatically be reinvested in additional shares of the Fund at the then prevailing NAV unless you specifically request that either dividends or capital gains or both be paid in cash.  If you elect to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current NAV per share and reinvest all subsequent distributions in shares of the Fund until an updated address is received.  The election to receive dividends in cash or reinvest them in shares may be changed by writing to the Fund at P.O. Box 701, Milwaukee, WI 53201-0701.  Such notice must be received at least five days prior to the record date of any dividend or capital gain distribution.

Annual Statements

Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.  The Fund may reclassify income after your tax reporting statement is mailed to you.  Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying a Dividend”

If you are a taxable investor and invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Taxes

Tax Considerations

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares.  Investors should be aware, however, that a significant portion of any gains realized as a result of the active trading strategies employed for the Fund will be taxable to you at ordinary income tax rates.   With respect to taxable years of the Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

11

Sales and Redemption of Fund Shares

When you redeem your shares in the Fund, you may realize a capital gain or loss.

Backup Withholding

By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other Tax Information

Fund distributions and gains from the redemption of your Fund shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains and, with respect to taxable years of the Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of “Dividends, Capital Gains Distributions and Tax Treatment” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

12

FINANCIAL HIGHLIGHTS OF THE FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for the Fund’s shares for the past five fiscal years.  Certain information reflects financial results for a single Fund share.  The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund for the stated periods (assuming reinvestment of all dividends and distributions).  This information has been audited by KPMG LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

	Years ended September 30,
	2008		2007		2006		2005(1)		2004
Per Share Data:
Net asset value,
beginning of year	$21.94		$15.81		$16.16		$14.90		$15.76
Income from
investment operations:
Net investment loss	(0.29	)(2)	(0.31	)(3)	(0.27	)(3)	(0.26	)(2)	(0.22	)(3)
Net realized and unrealized
gain (loss) on investments	(7.83)		6.44		(0.08)		1.52		(0.66)
Total from
investment operations	(8.12)		6.13		(0.35)		1.26		(0.88)
Redemption fees	0.00		0.00		0.00		0.00		0.02
Net asset value, end of year	$13.82		$21.94		$15.81		$16.16		$14.90
Total return	(37.01)%		38.77%		(2.17)%		8.46%		(5.46)%
Supplemental data and ratios:
Net assets, end of year	$31,906,742		$50,378,273		$40,626,519		$57,173,248		$60,768,937
Ratio of expenses
to average net assets(4)	1.86%		1.83%		1.73%		1.73%		1.66%
Ratio of net investment loss
to average net assets	(1.56)%		(1.72)%		(1.61)%		(1.60)%		(1.35)%
Portfolio turnover rate	246.41%		231.96%		246.66%		246.17%		331.98%

(1)
Effective March 31, 2004, the Fund changed its investment adviser to Gould Investment Partners LLC.  Richard H. Gould was employed by the Fund’s former investment manager, Greenville Capital Management, Inc. beginning in 1994 and has served as the Fund’s portfolio manager since its inception in 1996.

(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Net investment loss per share represents net investment loss divided by the average shares of beneficial interest outstanding throughout the year.
(4)
The expense ratio includes interest expense paid to the custodian on overdrafts to cover shareholder redemptions. The expense ratio for interest expense paid to the custodian for the years ended September 30, 2008, 2007, 2006, 2005 and 2004 was 0.01%, 0.01%, 0.01%, 0.02% and 0.03%, respectively.

13

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ADDITIONAL INFORMATION

TRUSTEES
Mr. Richard Gould
Mr. Carmen Lloyd
Mr. Edwin Moats, Jr.
Dr. Peter Utsinger
Mr. R. Peter Zimmermann

OFFICERS
Mr. Richard Gould, President & Treasurer
Mr. Sanjay Upadhyaya, Vice President
Ms. Barbara Grosso, Chief Compliance Officer & Secretary

INVESTMENT ADVISOR
Gould Investment Partners LLC
1235 Westlakes Drive, Suite 280
Berwyn, PA  19312

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

TRANSFER AGENT, ADMINISTRATOR AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
1-800-497-3933

For overnight deliveries, use:	For regular mail deliveries, use:
U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor	P.O. Box 701
Milwaukee, WI 53202-5207	Milwaukee, WI 53201-0701

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM
KPMG LLP
303 East Wacker Drive
Chicago, IL  60601

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202-5207

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA  19103

The SAI contains additional information about the Fund.  Additional information about the Fund’s investments is contained in the Fund’s annual and semi-annual reports to shareholders.  The Fund’s annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  The Fund’s SAI, which is incorporated by reference into this Prospectus, annual reports and semi-annual reports are available without charge upon request to the address, toll-free telephone number or Website noted on the cover page of this Prospectus.  These documents may also be obtained from certain financial intermediaries who purchase or sell Fund shares.  General inquiries regarding the Fund can be directed to the Fund at the address and toll-free telephone number on the cover page of this Prospectus.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet Website located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Fund’s SAI, and if given or made, such information or representations may not be relied upon as having been authorized by the Fund.  This Prospectus does not constitute an offer to sell securities in any state to any person to whom it is unlawful to make such offer in such state.

File Number: 811-7743

Registration Nos. 333-9355; 811-07743

STATEMENT OF ADDITIONAL INFORMATION

The Rockland Small Cap Growth Fund
a series of
The Rockland Funds Trust

P. O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone:  1-800-497-3933
Website:  www.rocklandfunds.com

Gould Investment Partners LLC
Investment Advisor

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Rockland Small Cap Growth Fund (the “Fund”), dated January 28, 2009 .  The Fund is a series of The Rockland Funds Trust (the “Trust”).

The Fund’s audited financial statements for the fiscal year ended September 30, 2008 , are incorporated herein by reference to the Fund’s 2008 Annual Report.

A copy of the Prospectus is available without charge upon request to the above-noted address, toll-free telephone number or website.

This Statement of Additional Information is dated January 28, 2009 .

THE ROCKLAND SMALL CAP GROWTH FUND

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and related Prospectus, and if given or made, such information or representations may not be relied upon as having been authorized by the Fund.  This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

FUND ORGANIZATION

The Trust is an open-end management investment company commonly referred to as a mutual fund.  The Fund is a diversified mutual fund represented by shares of beneficial interest of the Trust, a Delaware statutory trust organized on July 31, 1996.  The Trust is authorized to issue an unlimited number of shares of beneficial interest in separate series and to create classes of shares within each series.  Currently, the Fund is the only series of the Trust.  As of October 1, 2000, the Institutional and Retail classes have been combined so that the Fund now has only one class.  If the Trust issues additional series, the assets belonging to each series of shares will be held separately by the Trust’s custodian, and in effect, each series will be a separate fund.

Each share is entitled to one vote on all questions.    All shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they choose to do so, and in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees.

The Trust will not hold an annual shareholders’ meeting except when required by the Investment Company Act of 1940, as amended (the “1940 Act”).  There will normally be no meeting of shareholders for the sole purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees.

The Trust’s Bylaws also contain procedures for the removal of Trustees by shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Trustee(s) from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Trustees.

Upon the written request of the holders of shares entitled to not less than 10% of all the votes entitled to be cast at such meeting, the Secretary of the Trust shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Trustee.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value (“NAV”) of at least $25,000 or at least 1% of the total outstanding shares, whichever is less, apply to the Trust’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting as described above and accompanied by a form of communication and request that they wish to transmit, the Secretary shall within five business days after such application either:  (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender , the Secretary shall mail to such applicants and file with the Securities and Exchange Commission (the “SEC”), together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for a hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Trustees or by such applicants, shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

INVESTMENT RESTRICTIONS

The investment objective of the Fund is to seek capital appreciation.  Under normal market conditions, the Fund seeks to achieve this objective by investing at least 80% of its net assets in small capitalization companies.  The following is a complete list of the Fund’s fundamental investment limitations which cannot be changed without the approval of a majority of the Fund’s outstanding voting securities.  As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present; or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Fund may not:

1.  With respect to 75% of its total assets, purchase securities of any issuer (except securities of the U.S. government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

3.  Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

4.  Make loans to other persons, except through (i) the purchase of investments permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

5.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

7.  Issue senior securities, except as permitted under the 1940 Act.

8.  Purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry.

Except for the fundamental investment limitations listed above and the Fund’s investment objective, the Fund’s other investment policies are not fundamental and may be changed with approval of the Trust’s Board of Trustees.  With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The following investment limitations may be changed by the Trust’s Board of Trustees without shareholder approval.

The Fund may not:

1.  Sell more than 25% of the Fund’s net assets short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

2.  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

3.  Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.

4.  Invest in illiquid securities if, as a result of such investment, more than 10% of the Fund’s net assets would be invested in illiquid securities.

5.  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and applicable state law.

6.  Enter into futures contracts or related options if more than 50% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

7.  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

8.  Purchase securities when borrowings exceed 5% of its total assets.

IMPLEMENTATION OF INVESTMENT OBJECTIVE

The following information supplements the discussion of the Fund’s investment objective and strategy described in the Prospectus under the captions “INVESTMENT OBJECTIVE, STRATEGY AND RISKS” and “IMPLEMENTATION OF INVESTMENT OBJECTIVE.”

Illiquid Securities

The Fund may invest up to 10% of its net assets in illiquid securities (i.e., securities that are not readily marketable).  For purposes of this restriction, illiquid securities include restricted securities (securities the disposition of which is restricted under the federal securities laws).  The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation.  Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), including securities that may be resold pursuant to Rule 144A under the Securities Act, may be considered liquid.  The Board of Trustees of the Trust has delegated to Gould Investment Partners LLC (“GIP”) the day-to-day determination of the liquidity of any Rule 144A security, although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive liquidity criteria are used, the Board of Trustees has directed GIP to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system), and (iv) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees of the Trust.  If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Temporary Strategies

When GIP believes that adverse economic or market conditions justify such action, the Fund may invest up to 100% of its assets in short-term fixed income securities, including without limitation, the following:

1.  U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities.  U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) Fannie Mae, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the Inter-American Development Bank and the International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.  While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

2.  Certificates of Deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable.  If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 10% restriction on investments in illiquid securities.  Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon.  Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund will not generally be fully insured.

3.  Bankers’ acceptances which are short-term credit instruments used to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.  Repurchase agreements which involve purchases of debt securities.  In such a transaction, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time.  This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate.  Such transactions afford an opportunity for the Fund to invest temporarily available cash.  The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest.  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral.  If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest.  GIP monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement.  GIP does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.  If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5.  Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest.  There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6.  Commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Master demand notes are direct lending arrangements between the Fund and the corporation.  There is no secondary market for the notes.  However, they are redeemable by the Fund at any time.  GIP will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.  Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of GIP, of comparable quality.

Hedging Strategies

General Description of Hedging Strategies

The Fund may engage in hedging activities in the future without obtaining shareholder approval.  GIP may cause the Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as “futures”) and options on futures contracts to attempt to hedge the Fund’s portfolio.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire.  Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest.  The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities.

General Limitations on Futures and Options Transactions

The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association, which regulate trading in the futures markets.  Pursuant to Section 4.5 of the regulations under the Commodities Exchange Act , as amended  (the “CEA”), the notice of eligibility for the Fund includes the following representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if aggregate initial margins and premiums paid do not exceed 5% of the NAV of the Fund.  In addition, the Fund will not enter into futures contracts and futures options transactions if more than 50% of its net assets would be committed to such instruments.  The Fund will not purchase or write over-the-counter options.

The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit.  Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility.  Among the possible transactions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions

The Fund will comply with regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed.  Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Purchasing Put and Call Options

Put Options.  The Fund may purchase put options.  As the holder of a put option, the Fund would have the right to sell the underlying security at the exercise price at any time during the option period.  The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.  The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or to profit from a decline in the value of securities it does not own.  This protection is provided only during the exercise period.  For example, the Fund may purchase a put option to protect unrealized appreciation of a security where GIP deems it desirable to continue to hold the security because of tax considerations.  The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Fund may also purchase put options at a time when the Fund does not own the underlying security.  By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security.  If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option.  In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund and will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the NAV per share of the Fund is computed (upon the close of the New York Stock Exchange), or, in the absence of such sale, the latest bid price.  This asset will be terminated upon exercise, the selling (writing) of an identical option in a closing action or the delivery of the underlying security upon the exercise of the option.

Call Options.  The Fund may purchase call options.  As the holder of a call option, the Fund would have the right to purchase the underlying security at the exercise price at any time during the exercise period.  The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.  In the event the Fund has a significant cash position, the Fund may purchase call options for the purpose of hedging against a possible increase in the price of securities.  The Fund may also purchase call options in order to acquire the underlying securities. The Fund may purchase call options on underlying securities owned by it.  Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund’s current return.

The Fund may also purchase call options for the purpose of acquiring the underlying securities for its portfolio.  Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid.  At times, the net cost of acquiring securities in this manner may be less than the cost of acquiring securities directly; the net cost may also exceed the cost of acquiring securities directly.  This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases.  So long as the Fund holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Stock Index Options

The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes.  Stock index options are put options and call options on various stock indexes.  In most respects, they are identical to listed options on common stocks.  The primary difference between stock options and index options occurs when index options are exercised.  In the case of stock options, the underlying security, common stock, is delivered.  However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index.  The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index.  For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® or the Value Line Composite Index while other stock options are based on a narrower market index, such as the Standard & Poor’s 100®.  Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indexes are currently traded on the following exchanges:  the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund will sell (write) stock index options for hedging purposes or in order to close out positions in stock index options which the Fund has purchased.  The Fund may only write covered options.  The Fund may cover a call option on a stock index it writes by, for example, having a portfolio of securities which approximately correlates with the stock index.

Put options may be purchased in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of the Fund’s portfolio securities or in an attempt to capitalize on an anticipated decline in stock market prices.  If the Fund purchases a put option on a stock index, the amount of the payment it receives upon exercising the option depends on the extent of any decline in the level of the stock index below the exercise price.  Such payments would tend to offset a decline in the value of the Fund’s portfolio securities.  If, however, the level of the stock index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs.  Such loss may be offset by an increase in the value of the Fund’s portfolio securities.

Call options on stock indexes may be purchased in order to participate in an anticipated increase in stock market prices or to hedge against higher prices for securities that the Fund intends to buy in the future.  If the Fund purchases a call option on a stock index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the stock index above the exercise price.  Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks.  Such payments may also offset increases in the price of stocks that the Fund intends to purchase.  If, however, the level of the stock index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs.  Such loss may be offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

The Fund’s use of stock index options is subject to certain risks.  Successful use by the Fund of options on stock indexes will be subject to the ability of the Fund’s investment advisor to correctly predict movements in the directions of the stock market.  This requires different skills and techniques than predicting changes in the prices of individual securities.  In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund’s portfolio securities.  Inasmuch as the Fund’s portfolio securities will not duplicate the components of an index, the correlation will not be perfect.  Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the Fund’s put options on the stock indexes.  It is also possible that there may be a negative correlation between the index and the Fund’s portfolio securities which would result in a loss on both such portfolio securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Writing Covered Call and Put Options

Covered Call Options.  The Fund may write (sell) covered call options and purchase options to close out options previously written by the Fund.  The purpose of writing covered call options is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund’s NAV per share. Although premiums may be generated through the use of covered call options, GIP does not consider the premiums which may be generated as the primary reason for writing covered call options.

A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date).  So long as the obligation of the writer of a call option continues, such writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option the writer previously sold.  To secure the writer’s obligation to deliver the underlying security in the case of a call option, the writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and exchanges.

Covered call options may also be used to hedge an unrealized gain.  For example, if the Fund wrote an option at $50 on the same 100 shares of ABC bought at $40 per share and now selling for $50 per share, it might receive a premium of approximately $600.  If the market price of the underlying security declined to $45, the option would not be exercised and the Fund could offset the unrealized loss of $500 by the $600 premium.  On the other hand, if the market price of the underlying security increased to $55, the option would be exercised and the Fund will have foregone the unrealized $1,500 gain for a $1,000 gain plus the $600 premium.  The Fund can also close out its position in the call option by repurchasing the option contract separately and independent of any transaction in the underlying security and, therefore, realize capital gain or loss.  If the Fund could not enter into such a closing purchase transaction, it may be required to hold a security that it may otherwise have sold to protect against depreciation.

A closing transaction will be effected in order to realize a profit or minimize a loss on an outstanding call option, to prevent an underlying security from being called or put or to permit the sale of the underlying security.  Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.  If the Fund desires to sell a particular security from its portfolio on which it has written a call option or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security.  There is, of course, no assurance that the Fund will be able to effect such closing actions at a favorable price.  If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security.  This could result in higher transaction costs, including brokerage commissions.  The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options.  Such brokerage commissions are normally higher than the transaction costs applicable to purchases and sales of portfolio securities.

Covered Put Options.  The Fund may also write (sell) covered put options and purchase options to close out options previously written by the Fund.  The Fund may write covered put options in circumstances where it would like to acquire the underlying security at a price lower than the then prevailing market price of the security.  Although premiums may be generated through the use of covered put options, GIP does not consider the premiums which may be generated as the primary reason for writing covered put options.

A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price at any time until the expiration date.  So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to make payment of the exercise price against delivery of the underlying security.  The operations of put options in other respects, including related risks and rewards, are substantially identical to that of call options.

Certain Considerations Regarding Options

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange or elsewhere may exist.  If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

Federal Tax Treatment of Options

Certain option transactions have special tax results for the Fund.  If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option, and in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If the Fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the “Code”), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

A “nonequity option” includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC or the Internal Revenue Service (“IRS”) of a contract market for a contract based on such group of stocks or indexes.  For example, options involving stock indexes such as the Standard & Poor’s 500 and 100 indexes are “nonequity options” within the meaning of Code Section 1256.  In the case of transactions involving “nonequity options,” as defined in Code Section 1256, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code.  In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated.

Futures Contracts

The Fund may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including interest rate and index Futures as a hedge against movements in the equity markets and changes in prevailing levels of interest rates, in order to establish more definitively the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA.  The Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in stock prices or increases in interest rates and purchases of Futures as an offset against the effect of expected increases in stock prices and declines in interest rates.

The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, only enter into Futures Contracts that are traded on national futures exchanges and are standardized as to the maturity date and underlying financial instrument.  Futures exchanges and trading are regulated under the CEA by the CFTC.  Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund’s exposure to interest rate or portfolio market price fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using Futures Contracts, since Futures Contracts involve lower transaction costs (i.e., brokerage costs only) than options on securities and stock index options, which require the payment of brokerage costs and premiums.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written.  An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place.  Transactions costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained.  A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index.  More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.  If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss.  Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction in which the underlying financial instrument is not delivered pursuant to an interest rate Futures Contract, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery is required (i.e., on a specified date in September, the “delivery month”) by the purchase of one Futures Contract of September Treasury Bills on the same exchange.  In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Persons who trade in Futures Contracts may be broadly classified as “hedgers” and “speculators.”  Hedgers, such as the Fund, whose business activity involves investment or other commitments in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities or obligations held or expected to be acquired by them.  Debtors and other obligors may also hedge the interest cost of their obligations.  The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract; but, unlike the hedger, hopes to profit from fluctuations in prevailing prices.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor’s 500® Index, the Standard & Poor’s 100® Index, the NASDAQ 100® Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.  A public market exists in interest rate Futures Contracts primarily covering the following financial instruments:  U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit.  The standard contract size is generally $100,000 for Futures Contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated Contracts.

The Fund’s Futures transactions will be entered into for hedging purposes permissible under the CEA.  For hedging purposes, Futures Contracts may be sold to protect against a decline in the price of securities that the Fund owns, or Futures Contracts may be purchased to protect the Fund against an increase in the price of securities it intends to purchase.  As evidence of this hedging intent, the Fund expects that approximately 75% of such Futures Contract purchases will be “completed”; that is, upon the sale of these long Futures Contracts, equivalent amounts of related securities will have been or are then being purchased by the Fund in the cash market.  Alternatively, the Fund’s purchases of long Futures Contracts will not exceed 5% of the Fund’s NAV.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts.  A margin deposit is intended to ensure the Fund’s performance of the Futures Contract.  The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.  Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increasing in the case of a sale or by decreasing in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  In computing daily NAV, the Fund will mark to market the current value of its open Futures Contracts.  The Fund expects to earn interest income on its margin deposits.

The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of Futures Contracts and the securities being hedged can be only approximate.  The degree of imperfection of correlation depends upon circumstances such as:  variations in speculative market demand for futures and debt securities, including technical influences in Futures trading; differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading; and with respect to interest rate Futures, maturities and creditworthiness of issuers and, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund’s portfolio.  A decision of whether, when and how to hedge involves skill and judgment, and even a well-received hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage.  As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor.  For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract.  However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures or futures option position.  The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV.  In addition, many of the contracts discussed above are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Options on Futures

The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position.  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option.  Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use its options on Futures Contracts in connection with hedging strategies.  Generally, these strategies would be employed under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes.  The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund’s portfolio of securities against the risk of declining market prices.  The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract.  If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities.  If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities in the Fund’s portfolio that were being hedged.  Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.  If the Futures Contract price at expiration of a put option the Fund has written is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the securities the Fund intends to acquire.  If the Futures Contract price at expiration of a put option the Fund has written is below the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the decrease in the price of the securities the Fund intends to acquire.

As with investments in Futures Contracts, the Fund is also required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it.  Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.  The Fund will set aside in a segregated account at the Fund’s custodian liquid assets, such as cash, U.S. government securities or other high grade debt obligations equal in value to the amount due on the underlying obligation.  Such segregated assets will be marked to market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

Federal Tax Treatment of Futures Contracts

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts (most likely classified as “regulated futures contracts” under Code Section 1256(g)) as of the end of the year, as well as gains and losses actually realized during the year.  Except for transactions in Futures Contracts that are classified as part of a “mixed straddle” under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract.  In the case of a Futures transaction not classified as a “mixed straddle,” the recognition of losses may be deferred to a later taxable year.  In the case that Futures Contracts are not classified as “regulated futures contracts,” other rules may apply.

Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

American Depository Receipts

The Fund may invest up to 25% of the value of its net assets in American Depository Receipts (“ADRs”) or other foreign instruments denominated in U.S. dollars.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars.  Some institutions issuing ADRs may not be sponsored by the issuer.  A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer, including reliable financial statements.

Investments in securities of foreign issuers involve risks that are in addition to the usual risks inherent in domestic investments.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Other risks inherent in foreign investment include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability.  Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.  Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

Short Sales

The Fund may engage in short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities.  Short selling involves the sale of borrowed securities.  At the time a short sale is effected, the Fund incurs an obligation to replace the borrowed security at whatever its price may be at the time the Fund purchases it for delivery to the lender.  When a short sale transaction is closed out, gain or loss on the transaction may be taxable as a short-term capital gain or loss. In addition, the Fund's entry into a short sale transaction could be treated as the "constructive sale" of an "appreciated financial position," causing the Fund to realize gain, but not loss, on the position. All short sales will be fully collateralized, and no short sale will be effected which would cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund’s net assets, however, the Fund has no current intention of engaging in short sales in excess of 5% of the value of the Fund's net assets.  The Fund limits short sales of any one issuer’s securities to 2% of the Fund’s total assets and to 2% of any one class of the issuer’s securities.

Since short selling can result in profits when stock prices generally decline, the Fund in this manner, can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market.  However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security, if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value.  Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the NAV of the Fund would be expected to increase to a lesser extent than the NAV of an investment company that does not engage in short sales.

Convertible Securities

The Fund may invest up to 25% of its net assets in securities convertible into common stocks.  A convertible security entitles the holder to receive interest normally paid or accrued on the debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities, are less subject to fluctuation in value than the underlying stock and provide the potential for capital appreciation if the market price of the underlying common stock increases.  A convertible security might be subject to redemption at the option of the issuer at a price established in the security’s governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants

The Fund may invest in warrants if after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities.  Investments in warrants is pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Warrants basically are options to purchase equity securities at a specific price for a specific period of time.  They do not represent ownership of the securities but only the right to buy them.  Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued Securities

The Fund may from time to time invest up to 5% of its net assets in securities purchased on a “when-issued” basis.  The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date.  Normally, the settlement date occurs within 45 days of the purchase.  During the period between the purchase and settlement, no payment is made by the Fund to the issuer, no interest is accrued on debt securities and no dividend income is earned on equity securities.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets.  While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them.  At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its NAV.  The Fund does not believe that its NAV will be adversely affected by its purchases of securities on a when-issued basis.

The Fund will maintain cash and marketable securities equal in value to commitments for when-issued securities.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.  When the time comes to pay for when-issued securities, the Fund will meet its obligations from the then available cash flow, sale of the securities held in the separate account described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Repurchase Obligations

The Fund may enter into repurchase agreements with respect to no more than 25% of its net assets with member banks of the Federal Reserve System and certain non-bank dealers.  In a repurchase agreement, the Fund buys a security at one price and, at the time of the sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.  GIP will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.  Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  Although no definitive criteria are used, GIP reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund publicly discloses 100% of its portfolio holdings after a delay of two weeks after each calendar quarter end in a quarterly letter to shareholders, which is also posted on the Fund’s website at www.rocklandfunds.com.  The Fund also provides the same information with the same time delay to ratings agencies and any other parties requesting information on the holdings in the Fund’s portfolio.  The time delay of the portfolio holdings disclosure and the public nature of the disclosure coupled with the redemption fee to discourage market timing were adopted by the Board to make it less likely that a person could use the information to their advantage or to the detriment of other shareholders.

Under the Fund’s portfolio holdings disclosure policy and relevant SEC rules, the Fund may not make non-public disclosure of portfolio holdings information to third parties, unless the third party agrees to keep the information confidential and to follow appropriate limitations on trading.  The Fund and/or GIP share portfolio holdings information with certain primary service providers that have a legitimate business need, related to the services they provide to the Fund, for such information.  The service providers that may receive portfolio holdings information include the custodian, the administrator, the proxy voting vendor, legal counsel and the registered independent public accounting firm.  The Fund’s service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) regarding portfolio holdings data by each service provider and its employees, either by law or by contract.  No compensation or other consideration is received with respect to the disclosure to the Fund’s primary service providers.

The Chief Investment Officer of GIP is the only person authorized to disclose the Fund’s portfolio holdings. Other than the disclosure of portfolio holdings required to be filed with the SEC and the disclosure described above, the Fund does not intend to make the Fund’s portfolio holdings available to anyone.  Neither the Fund nor GIP, or any other parties, receive compensation or other consideration for disclosure of portfolio securities.  GIP has other clients whose accounts are managed similarly to the Fund.  These clients’ account holdings are available to them through their custodian.

The Chief Compliance Officer will conduct periodic reviews of compliance with the disclosure of the portfolio holdings policy and will provide a report at least annually to the Fund’s Board of Trustees regarding the operations of the policy and any material changes recommended as a result of such review.  The Chief Compliance Officer will supply the Board annually with a list of exceptions granted from the policy, if any, along with an explanation of the legitimate business purpose relevant to each exception.  However, it is not currently anticipated that any exceptions will be granted.

TRUSTEES AND OFFICERS OF THE TRUST

Under the laws of the State of Delaware, the Board of Trustees of the Trust is responsible for managing the business and affairs of the Trust.  Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information, are shown below.

Independent Trustees of The Trust

Name, Address & Age	Position Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Carmen Lloyd c/o U.S. Bancorp Fund Services, LLC 777 E. Wisconsin Ave. Milwaukee, WI 53202 Age: 60	Trustee	Since 2007	Independent consultant, formerly Chairman and CEO of Iridium Satellite LLC (global satellite operator) from 2003 to 2006. Mr. Lloyd was President and CEO of Stratos Global Corporation (remote communications) from 2000 to 2003 and also served on the Board of Directors from 1999 to 2003.	1	None

Name, Address & Age	Position Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Edwin W. Moats, Jr. Moats Enterprises 611 Commerce St. Suite 3100 Nashville, TN 37203 Age: 61	Trustee	Since 1999
President of Moats Enterprises (investments and operation of restaurants, manufacturing and sports-related businesses) since 1999 and CEO of DLR Restaurants, LLC (operation of restaurants) since December 2008 .  Mr. Moats was President and CEO of Nascar Cafe from 1999 to 2002.  Mr. Moats was President of Logan’s Roadhouse, Inc. (restaurant chain) from 1992 to 1999 and CEO from 1995 to 1999.  Mr. Moats has been a partner in the Haury and Moats Company (franchisee of seven Captain D’s Seafood Restaurants) since 1977.  Mr. Moats was Chairman and CEO of Metropolitan Federal Savings Bank from 1989 to 1991 and President and COO from 1984 to 1989.

				1	None
Dr. Peter Utsinger c/o U.S. Bancorp Fund Services, LLC 777 E. Wisconsin Ave. Milwaukee, WI 53202 Age: 63	Trustee	Since 1996	Retired, was a practicing physician in arthritis and rheumatic diseases since 1970 when he received his M.D. from Georgetown University. Dr. Utsinger was Director of the Arthritis Clinical and Research unit at the University of North Carolina and has written over 100 publications in his area of specialty. He is a consultant to multiple pharmaceutical companies.	1	None
R. Peter Zimmermann c/o U.S. Bancorp Fund Services, LLC 777 E. Wisconsin Ave. Milwaukee, WI 53202 Age: 68	Independent Chairman & Trustee	Trustee since 2004, Independent Chairman since 2006	Retired, formerly CFO of TL Ventures ( venture capital partnership) from 1996 to 1998. Served as CFO of Decision One (computer maintenance company) from 1993 to 1996.	1	None

**	Each Trustee holds office during the lifetime of the Fund until their termination or until the election and qualification of his successor.

Interested Trustees of The Trust

Name, Address & Age	Position Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Gould* 1235 Westlakes Drive Suite 280 Berwyn, PA 19312 Age: 48	Trustee, President & Treasurer	Trustee & Treasurer since 1996, President since 2004
Chairman, President and Chief Investment Officer of GIP since 2004 and manager of the Fund since the Fund’s inception. From 1994 to 2004, Mr. Gould was Vice President of Greenville Capital Management, Inc. (the Fund’s former advisor). From 1987 until 1994, Mr. Gould was associated with PNC Investment Management, as an equity analyst and later as the co-manager of the PNC Small Cap Growth Fund. Mr. Gould received his Chartered Financial Analyst designation in 1989; became a Chartered Market Technician in 1995; and received his B.S. in 1982 and his M.B.A. in Finance in 1985, both from The Pennsylvania State University.
				1	None

*	Mr. Gould is deemed to be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) because of his affiliation with GIP.
**	Each Trustee holds office during the lifetime of the Fund until their termination or until the election and qualification of his successor.

Officers of the Trust

Name, Address & Age	Position Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past Five Years
Richard H. Gould	President & Treasurer	Treasurer since 1996, President since 2004	See information above under “Interested Trustees of the Trust.”
Sanjay Upadhyaya 1235 Westlakes Drive Suite 280 Berwyn, PA 19312 Age: 37	Vice President	Since 2005
Vice President and Senior Trader of GIP, and was one of the original founders in 2004.  Prior to GIP, he was a trader at Greenville Capital Management from 1994 to 2004.  Mr. Upadhyaya managed all of the trades for the Rockland Small Cap Growth Fund at Greenville, oversaw the Instinet System trading and handled all account reconciliation and reporting.  Mr. Upadhyaya received his Bachelor of Arts in Finance from Goldey Beacom College in 1994.  In addition to heading the trading department at GIP , Mr. Upadhyaya oversees all of GIP’s information technology capabilities, including the firm’s “state of the art” trading platform.

Name, Address & Age	Position Held with the Trust	Term of Office & Length of Time Served**	Principal Occupation(s) During Past Five Years
Barbara Grosso 1235 Westlakes Drive Suite 280 Berwyn, PA 19312 Age: 43	Secretary and Chief Compliance Officer	Since 2004
Vice President, Chief Operating Officer and Chief Compliance Officer of GIP since 2004.  From 1996 through 2004, Ms. Grosso served as Director of Administration and Compliance Officer for Cashman and Associates Capital Management, LP (investment advisor). From 1984 through 1996, Ms. Grosso served as Director of Administration and Compliance Officer for Cashman, Farrell and Associates (investment advisor).

**	Each officer holds office during the lifetime of the Fund until their termination or until the election and qualification of his or her successor.

Trustees of the Trust who are officers, directors, employees or shareholders of GIP do not receive any remuneration from the Trust or the Fund for serving as Trustees.  Accordingly, Mr. Gould does not receive compensation from the Trust for his services as Trustee.  However, the independent Trustees received the following fees for their services as Trustees of the Trust for the fiscal year ended September 30, 2008 :

Name	Aggregate Compensation From the Fund (1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Paid to Trustees

Carmen Lloyd	$11,000	$0	$0	$11,000

Edwin W. Moats, Jr.	$11,000	$0	$0	$11,000

Dr. Peter Utsinger	$10,000	$0	$0	$10,000

R. Peter Zimmermann	$15,000	$0	$0	$15,000
______________________________

(1)
Each Trustee who is not deemed an “interested person” of the Trust, as defined in the 1940 Act, receives a $4,000 retainer per year, $1,500 per Board meeting, $500 per Committee meeting if the Committee meeting is held on the same day as a Board meeting, and $1,000 per Committee meeting if the Committee meeting is held on a separate day. The Independent Chairman receives an additional annual retainer of $4,000 and the Audit Committee Chairman receives an additional annual retainer of $2,000.  Mr. Zimmermann, as Independent Chairman, waived the $2,000 annual retainer that is conventionally paid to the Audit Committee Chairman.  At the election of each Trustee, the Trustees’ fees may be paid in Fund shares.  The Board of Trustees held four meetings during the 2008 fiscal year.

The Board of Trustees of the Trust has established an Audit Committee made up of the independent Trustees. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the registered independent public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee (1) oversees the Fund’s accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, inquires into the internal control over financial reporting of certain service providers; (2) oversees the quality and objectivity of the Fund’s financial statements and the independent audit thereof; (3) approves, prior to appointment, the engagement of the Fund’s registered independent public accounting firm and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Fund’s registered independent public accounting firm; and (4) acts as a liaison between the Fund’s registered independent public accounting firm and the full Board.

The Audit Committee is currently comprised of Messrs. Lloyd, Moats and Zimmermann, each of whom is an independent Trustee.  Mr. Zimmermann is chairman of the Committee.  During the past fiscal year, there were two meetings of the Audit Committee .

As of December 31, 2008 , officers and Trustees of the Trust beneficially owned 115,308 shares of beneficial interest in the Fund, which was 5.07% of the Fund’s then outstanding shares.  The following table shows the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2008 :

Name of Trustee	Dollar Range of Fund Shares Beneficially Owned by Trustee
Carmen Lloyd	$10,001 - $50,000
Edwin W. Moats, Jr.	$1 - $10,000
Dr. Peter Utsinger	over $100,000
R. Peter Zimmermann	$10,001 - $50,000
Richard H. Gould	over $100,000

PRINCIPAL SHAREHOLDERS

As of December 31, 2008 , the following persons owned of record or are known by the Trust to own beneficially 5% or more of the outstanding shares of the Fund:

		Percentage
Name and Address	No. of Shares	of Fund

Charles Schwab & Co. Inc.	1,578,126	69.38%
For the benefit of customers
101 Montgomery Street
San Francisco, CA 94104-4151

INVESTMENT ADVISOR

GIP is the investment advisor to the Fund.  Mr. Richard H. Gould, Trustee, President and Treasurer of the Trust is the majority owner of GIP.  Mr. Gould has served as the portfolio manager of the Fund since its inception and was the Fund’s portfolio manager during the time that he worked with Greenville Capital Management, Inc., the Fund’s former investment advisor.  As of the fiscal year ended September 30, 2008 , Mr. Gould owned over $1,000,000 of shares in the Fund.

In addition to the Fund, Mr. Gould manages a portion of the assets of nine other registered investment companies for which GIP serves as sub-advisor, totaling $ 207 million in assets under management. Mr. Gould also manages three other accounts totaling $ 50 million in assets under management.  The management of multiple accounts may give rise to potential conflicts of interest as the portfolio manager must allocate his time and investment ideas across multiple accounts.  GIP utilizes block trading and allocates purchases on a pro rata basis to alleviate conflicts where the Fund and other accounts are purchasing or selling the same security.  GIP also executes trades on a rotation basis to ensure that the no client is favored over any other.  The management of personal accounts by the portfolio manager may give rise to potential conflicts of interest. The Fund’s code of ethics (the “Code of Ethics”) is designed to address such conflicts.  The Fund has adopted certain compliance procedures, such as the portfolio manager investing his savings into the Fund, which are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

GIP’s portfolio manager compensation is structured to align the interests of the portfolio manager to the clients, including the Fund.  The compensation for the portfolio manager is tied to GIP’s assets under management.  The base salary is increased or decreased as the GIP assets under management reach certain benchmarks by additional investments or performance.  GIP also offers the portfolio manager a 401(k) plan with 3% automatic contribution guaranteed and a profit sharing plan.

GIP serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement dated March 31, 2004 (the “Advisory Agreement”).  The Advisory Agreement had an initial term of two years and thereafter is required to be approved annually by the Board of Trustees of the Trust or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal must also be approved by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement was initially approved by the vote of a majority of the Independent Trustees and then by the shareholders of the Fund on March 31, 2004.  The Advisory Agreement is terminable without penalty on 60 days’ written notice by the Board of Trustees of the Trust, by vote of a majority of the Trust’s outstanding voting securities or by GIP, and will terminate automatically in the event of its assignment.

Under the terms of the Advisory Agreement, GIP manages the Fund’s investments subject to the supervision of the Trust’s Board of Trustees.  GIP is responsible for investment decisions and supplies investment research and portfolio management.  At its expense, GIP provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.

As compensation for its services, the Trust, on behalf of the Fund, pays to GIP a monthly advisory fee at the annual rate of 1.00% of the average daily NAV of the Fund.  From time to time, GIP may voluntarily waive all or a portion of its management fee for the Fund.  For the fiscal years ended September 30, 2006, 2007 and 2008 , GIP received $490,963, $428,717 and $429,964 , respectively, from the Fund for its services under the Advisory Agreement.

Code of Ethics

The Fund and GIP have each adopted a Code of Ethics pursuant to rule 17j-1 under the 1940 Act that governs the personal trading conduct of their directors, trustees, officers or other employees.  The Fund’s and GIP’s Codes of Ethics recognize that such persons owe a fiduciary duty to the Fund’s shareholders and must place the interests of shareholders above all others.  Among other things, the Codes of Ethics (i) require pre-clearance of personal securities transactions and, in the case of GIP, pre-clearance is generally denied; (ii) prohibit access persons from profiting from short-term trading of securities; and (iii) contain prohibitions against personal trading of initial public offerings.  The Fund’s and GIP’s Codes of Ethics require reporting of purchases and sales of Fund shares in the personal securities transactions reports made under the Codes.  Independent Trustees are excluded from certain prohibitions in cases where they do not know, or have reason to know, what the Fund is buying and selling.

Proxy Voting Policies

The Board, on behalf of the Fund, has delegated all proxy voting responsibilities related to the portfolio securities held by the Fund to GIP.  GIP has adopted proxy voting policies and procedures and understands its obligation to ensure that the proxies are voted in the best interests of its clients.

GIP has entered into an agreement with Institutional Shareholder Services, Inc./RiskMetrics Group  (“ISS”), a Delaware corporation, in order to vote proxies for which GIP is responsible.  Pursuant to this agreement, an ISS account manager will exercise his or her authority and responsibility to execute proxy ballots on behalf of GIP and the Fund. ISS will vote such proxies in accordance with ISS’s proprietary research and its proxy voting guidelines.  Notwithstanding the contractual delegation to ISS, GIP will continue to monitor the proxy voting.  If GIP determines that a proxy voting recommendation made by ISS is not in the best interests of shareholders, GIP maintains the right to override ISS’s recommendation and instruct ISS to vote the proxy based on its determination of the shareholders’ best interests.

GIP does not anticipate conflicts of interest with respect to proxy voting.  In addition, GIP anticipates that it will generally follow the recommendations of ISS, thus further reducing the likelihood of potential conflicts of interest.  If GIP elects to override a recommendation from ISS, GIP will determine whether such override presents a potential conflict of interest.  If GIP determines that a conflict of interest is present, then GIP will vote the proxy in accordance with the ISS recommendation.

GIP will report to the Board on not less than an annual basis and inform the Trustees regarding any conflicts of interest that arise from proxy votes and how such conflicts were resolved.  See Appendix A to this Statement of Additional Information for a summary of ISS’s voting policies.  GIP’s proxy voting record for the Fund for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling toll-free, 1-800-497-3933 and on the SEC website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As investment advisor to the Fund, GIP is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s portfolio business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business.  It is the policy of GIP to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to GIP or the Fund.  Commissions will be paid on the Fund’s futures and options transactions, if any.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Fund may pay mark-ups on principal transactions.  In selecting broker-dealers and in negotiating commissions, GIP considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.  Brokerage will not be allocated based on the sale of the Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

GIP is responsible for selecting brokers in connection with securities transactions.  In selecting such brokers, GIP considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.  Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if GIP determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Fund.  GIP believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund.  The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) GIP determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of GIP’s overall responsibilities; and (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws.  The investment advisory fees paid by the Fund under the Advisory Agreement are not reduced as a result of GIP’s receipt of research services.

The aggregate amount of brokerage commissions paid by the Fund for the years ended September 30, 2006, 2007 and 2008 was $427,576, $278,557 and $295,468, respectively.  For the fiscal year ended September 30, 2008 , the Fund paid brokerage commissions of $74,791 with respect to transactions in the amount of $70,748,591 , for which research services were provided; however, neither the Fund nor GIP had any agreement or understanding with any broker or dealer to direct brokerage to such broker or dealer because of research services provided.  During the fiscal year ended September 30, 2008 , the Fund did not own the stock of its regular brokers-dealers.

GIP places portfolio transactions for other advisory accounts it manages.  Research services furnished by firms through which the Fund effects its securities transactions may be used by GIP in servicing all of its accounts; not all such services may be used by GIP in connection with the Fund.  GIP believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, GIP believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.  GIP seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  In making such allocations between the Fund and other advisory accounts, the main factors considered by GIP are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

As custodian of the Fund’s assets, U.S. Bank, N.A. (“U.S. Bank”), Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust.  U.S. Bank is in no way responsible for any of the investment policies or decisions of the Fund.  U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as transfer agent and dividend-disbursing agent for the Fund.  U.S. Bancorp is compensated based on an annual fee per open account of $15, plus out-of-pocket expenses such as postage and printing expenses in connection with shareholder communications.  U.S. Bancorp also receives an annual fee per closed account of $5.

ADMINISTRATOR AND FUND ACCOUNTANT

U.S. Bancorp also provides administrative and fund accounting services to the Fund pursuant to the Fund Administration Servicing Agreement and the Fund Accounting Servicing Agreement.  Under these Agreements, U.S. Bancorp prepares and files all federal and state tax returns, oversees the Fund’s insurance relationships, participates in the preparation of the registration statement, proxy statements and reports, prepares compliance filings relating to the registration of the securities pursuant to state securities laws, compiles data for and prepares notices to the SEC, prepares the financial statements for the annual and semi-annual reports to the SEC and current investors, monitors expense accruals, monitors the Trust’s status as a registered investment company under Subchapter M of the Code and monitors compliance with the Fund’s investment policies and restrictions from time to time, and generally assists in the Fund’s administrative operations.  U.S. Bancorp, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Fund Administration Servicing Agreement.  For the foregoing services, the Administrator receives from the Fund a fee, computed daily and payable monthly based on the Fund’s average net assets: (i) pursuant to the Fund Administration Servicing Agreement, U.S. Bancorp receives a fee at the annual rate of .07 of 1% on the Fund’s average net assets up to $200 million, .06 of 1% on the next $500 million and .04 of 1% on the balance, subject to an annual minimum of $35,000, plus out-of-pocket expenses and (ii) pursuant to the Fund Accounting Servicing Agreement, U.S. Bancorp receives a fee of $30,000 on the first $100 million, 0.0125 of 1% on the next $200 million and 0.0075 of 1% on the balance, plus out-of-pocket expenses.  For the fiscal years ended September 30, 2006, 2007 and 2008 , U.S. Bancorp received $41,012, $40,435 and $41,165 , respectively, for its services under the Fund Administration Servicing Agreement.

DISTRIBUTOR

Under a Distribution Agreement dated December 21, 2005 (the “Distribution Agreement”), Quasar Distributors, LLC (the “Distributor”) acts as underwriter of the Fund’s shares.  The Distributor’s principal business address is 615 East Michigan Street, Milwaukee, WI 53202.

The Distribution Agreement provides that the Distributor will use reasonable efforts to distribute the Fund’s shares, which are offered for sale continuously at NAV per share without the imposition of a sales charge.  The Distributor is compensated by GIP from its own resources.  GIP also makes payments from its own resources to third parties such as fund supermarkets and other platforms in order for the Fund to gain access to shareholders who use such platforms and for services provided by such platforms.

PURCHASE AND PRICING OF SHARES

Purchase of Shares

The Fund offers shares without a sales charge.  Please see “HOW TO PURCHASE FUND SHARES” in the Prospectus for more information.

Automatic Investment Plan

The Automatic Investment Plan (“AIP”) allows you to make regular, systematic investments in the Fund from your bank checking account.  The Fund will reduce the minimum initial investment to $250 for investors using the AIP.  To establish the AIP, complete the appropriate section in the Fund’s application.  Under certain circumstances (such as discontinuation of the AIP before the minimum initial investment is reached or, after reaching the minimum initial investment, the account balance is reduced to less than $2,000), the Fund reserves the right to close the investor’s account.  Prior to closing any account for failure to reach the minimum initial investment, the Fund will give the investor written notice and 60 days in which to reinstate the AIP or otherwise reach the minimum initial investment.  You should consider your financial ability to continue in the AIP until the minimum initial investment amount is met because the Fund has the right to close an investor’s account for failure to reach the minimum initial investment.  Such closing may occur in periods of declining share prices.

Under the AIP, you may choose to make investments on the day of your choosing (or the next business day, thereafter) from your financial institution in amounts of $250 or more.  There is no service fee for participating in the AIP.  However, a service fee of $25 will be deducted from your Fund account for any AIP purchase that does not clear due to insufficient funds or, if prior to notifying the Fund in writing or by telephone to terminate the plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking account.  You can set up the AIP with any financial institution that is a member of the Automated Clearing House.

The AIP is a method of using dollar cost averaging which is an investment strategy that involves investing a fixed amount of money at a regular time interval.  However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets.  By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.  Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels.

Individual Retirement Accounts

In addition to purchasing Fund shares as described in the Prospectus under “HOW TO PURCHASE FUND SHARES,” individuals may establish their own tax-sheltered individual retirement accounts (“IRAs”).

Traditional IRA.  In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the investor is an “active participant” in an employer-sponsored retirement plan and the investor’s income.  Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the investor’s own contributions for which the investor did not claim (or was not eligible to claim) a deduction.  Distributions prior to age 59 1/2 may be subject to an additional 10% tax applicable to certain premature distributions.  Distributions must commence by April 1 following the calendar year in which the investor attains age 70 1/2.  Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

Roth IRA.  In a Roth IRA, amounts contributed to the IRA are not tax deductible, but distributions from the IRA are not subject to tax if the investor has held the IRA for certain minimum periods of time (generally, until age 59 1/2).  Investors whose income exceeds certain limits are ineligible to contribute to a Roth IRA.  Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the investor’s contributions to the IRA.  The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the investor.  Following the death of the investor, certain minimum distribution rules apply.

For Traditional and Roth IRAs, the maximum annual contribution through 2007 is equal to the lesser of $4,000 or 100% of the investor’s compensation (earned income) for individuals under 50 years old.  For individuals 50 or older, a $1,000 “catch up” contribution for 2006 and thereafter is also allowed.  In 2008, the maximum annual contribution for both Traditional and Roth IRAs will be equal to the lesser of $5,000 or 100% of the investor’s earned income.  An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income).  Contributions to a Traditional IRA reduce the allowable contributions under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

Coverdell IRA.  In a Coverdell IRA (formerly, Education IRA), contributions are made to an IRA maintained on behalf of a beneficiary under age 18.  The maximum annual contribution is $2,000 per beneficiary.  The contributions are not tax deductible when made.  However, if amounts are used for certain educational purposes, neither the contributor nor the beneficiary of the IRA are taxed upon distribution.  The beneficiary is subject to income tax (and possibly penalty taxes) on amounts withdrawn from a Coverdell IRA that are not used for qualified educational purposes.  Investors whose income exceeds certain limits are ineligible to contribute to a Coverdell IRA.

Simplified Employee Pension Plan.  A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan (“SEP-IRA”).  A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee.  Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding 15% of compensation annually for any one participant .  A number of special rules apply to SEP-IRA Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA.  An IRA may also be used in connection with a SIMPLE Plan established by the investor’s employer (or by a self-employed individual).  When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below.  In addition, the employer will contribute certain amounts to the investor’s SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions.  A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with not more than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or Roth IRA).  A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

Under current IRS regulations, IRA applicants must be furnished a disclosure statement containing information specified by the IRS.  Applicants generally have the right to revoke their account within seven days after receiving the disclosure statement and obtain a full refund of their contributions.  The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period.  The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Pricing of Shares

The Fund’s shares are offered to the public at their NAV (next computed after receipt of an order in proper form by a dealer or U.S. Bancorp).

The NAV per share of the Fund is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the Fund is open for business, usually the same days that the New York Stock Exchange (“NYSE”) is open for business.  Purchase orders received or shares tendered for redemption on a day the Fund is open for business, prior to the time when the Fund’s NAV is determined, will be valued as of the close of trading on that day.  Applications for purchase of shares and requests for redemption of shares received after the time when the Fund’s NAV is determined will be valued as of the close of trading on the next day the NYSE is open.  There may, however, be circumstances where the Trust or its service providers enter into agreements with third parties, under which purchase or redemption requests received by the third party by the time the Fund's NAV is determined will be valued as of the close of business on that day.  The NAV per share of the Fund is calculated by taking the fair value of the total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding.  The result, rounded to the nearest cent, is the NAV per share.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Common stocks, other equity-type securities and securities sold short are valued at the last sales price on the national securities exchange on which such securities are primarily traded, except Nasdaq Global Market and Capital Market exchanges (“Nasdaq”).  Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the current bid and asked price will be used.  Options purchased or written by the Fund are valued at the average of the current bid and asked prices.  Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method.  Any securities or other assets for which market quotations are not readily available or are unreliable are valued at fair value using fair value pricing procedures adopted by the Board of Trustees.  In addition, if a significant event, which materially affects the value of a security, occurs after the last available sale price of the security, but before the Fund calculates its NAV, the Fund will use fair value pricing procedures to determine the value of the security.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).   In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing employee training program and an independent audit function to review the Program from time to time.

Procedures to implement the Program include, but are not limited to, delegating responsibilities to the Fund’s service providers who sell and process purchases of Fund shares and these service providers, in turn, report suspicious and/or fraudulent activity, check shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and engage in a complete and thorough review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund’s Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund’s

Prospectus is not intended as a substitute for careful tax planning.  Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their federal, state and local, or foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information.  New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

TAXATION OF THE FUND AND ITS SHAREHOLDERS

Distributions of Net Investment Income

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares.  Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met.  See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains

The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  Investors should be aware, however, that a significant portion of any gains realized as a result of the active trading strategies employed for the Fund will be short-term taxable gains taxable to you as ordinary income.

Returns of Capital

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investment in Foreign Securities

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you. Foreign dividends designated by the Fund as dividends from qualifying foreign corporations and subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return.  Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

PFIC securities.  The Fund may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”).  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund.  In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which might be mitigated by making a mark-to-market election in the year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions

The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.  If the Fund later determines that the information reported to shareholders for a year was incorrect, the Fund may be required to provide shareholders with an amended information statement (Form 1099-DIV) for such year. This might cause shareholders that had filed a U.S. federal income tax return for that year to have to amend their return and pay additional tax and interest on any underpayment for such year.   Taxable distributions declared by the Fund in December to shareholders of record in such month, but paid in January , are taxable to you as if they were paid in December.

Election to Be Taxed as a Regulated Investment Company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code.  It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to so qualify during the current fiscal year. As a regulated investment company, the Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute the Fund’s net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.  If net long-term capital gain is retained, the Fund would be taxed on the gain at the highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's available earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain asset diversification, income and distribution specific requirements, including:

(i)  The Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

(ii)  The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii)  The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

Excise Tax Distribution Requirements

As a regulated investment company, the Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund’s fiscal year end as follows:

Required distributions. To avoid a 4% federal excise tax, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year;  98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Post-October losses.  Because the periods for measuring a regulated investment company’s income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year.  Accordingly, the Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of September 30 (‘‘post-October loss”) as occurring on the first day of the following tax year beginning October 1.

Redemptions of Fund Shares

Redemptions of Fund shares (including redemptions in kind) are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares the IRS requires you to report any gain or loss on your redemption. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

Redemptions at a loss within six months of purchase.  Any loss incurred on the redemption of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Wash sales. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

Cost Basis Reporting.  Under recently enacted provisions of the Emergency Economic Stabilization Act of 2008, the Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

Qualified Dividend Income for Individuals

For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income which is eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.

Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

U.S. Government Securities

The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., GNMA or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities
The Fund may invest in complex securities that could be subject to numerous special and complex tax rules.  These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax.  These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund.  For example:

Derivatives.  The Fund is permitted to invest in certain options, futures, and forward contracts.  If the Fund makes these investments, under certain provisions of the code, it may be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts.  Under these provisions, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Short sales and securities lending transactions.  The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.  Additionally, the Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

Tax straddles.  The Fund's investment in options, futures or forward contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

Convertible debt.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.  If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Investment in taxable mortgage pools (excess inclusion income).  The Fund may invest in U.S. Real Estate Investment Trusts (“U.S.-REIT”) that hold residual interests in real estate mortgage investment conduits (“REMICs ) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S.-REIT that is attributable to the U.S.-REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year, a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income.  While the Fund does not intend to invest in U.S.-REITs, a substantial portion of the assets of which generates excess inclusion income, there can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

The rules concerning excess inclusion income are complex in their current form, and the Fund is awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in the Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character.  The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Each of these investments by the Fund in complex securities is subject to special tax rules that could affect the amount, timing and/or character of income realized by the Fund and distributed to you.

Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	Provide your correct social security or taxpayer identification number,
•	Certify that this number is correct,
•	Certify that you are not subject to backup withholding, and
•	Certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Capital Loss Carryovers

At September 30, 2008 , the Fund had accumulated net realized capital loss carryovers of $2,852,410 with $87,076 and $2,765,334 expiring in 2010 and 2011, respectively. To the extent that the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover for the Fund.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund.   Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains, and with respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends . However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend designated by the Fund and paid from its net long-term capital gains or (ii) with respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by the Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends.   With respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), dividends designated by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount , (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors .   It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; effectively connected income.  Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

Investment in U.S. real property. The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S.- REITs. The sale of a U.S. real property interest (“USRPI”) by a U.S.- REIT in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (“RIC”), such as the Fund, from a U.S.-REIT (other than one that is domestically controlled) as follows:

•
 The RIC is classified as a qualified investment entity.  A RIC is classified as a qualified investment entity with respect to a distribution to a non- U.S. person which is attributable directly or indirectly to a distribution from a U.S .-REIT if, in general, more than 50% of the RIC’s assets consists of interests in U.S.- REITs and U.S. real property holding corporations, and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.
•
 If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

•
 In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends with respect to the Fund’s taxable years beginning before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.-REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2010 , unless such provision is extended or made permanent.  Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax .

U.S. tax certification rules.  Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations.

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

This discussion of “Taxation of the Fund and its Shareholders ” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

KPMG LLP, 303 E. Wacker Drive, Chicago, Illinois 60601, the Fund’s independent accountants, audit and report on the Fund’s annual financial statements.

PERFORMANCE DATA

The performance of the Fund may be compared in publications: to the performance of various indices and investments for which reliable data is available, or to averages, performance rankings or other information prepared by recognized mutual fund statistical services.  The Fund’s Annual Report contains additional performance information and is available, without charge, upon request at the address, toll-free telephone number or website noted on the cover.

FINANCIAL STATEMENTS

The audited financial statements of the Fund are incorporated herein by reference to the Fund’s Annual Report for the year ended September 30, 2008 as filed with the SEC on December 8, 2008 .

A.	Schedule of Investments as of September 30, 2008 .
B.	Statement of Assets and Liabilities as of September 30, 2008 .
C.	Statement of Operations for the year ended September 30, 2008 .
D.	Statements of Changes in Net Assets for the periods ended September 30, 2007 and 2008 .
E.	Financial Highlights for the years ended September 30, 2004, 2005, 2006, 2007 and 2008.
F.	Notes to Financial Statements.
G.	Report of Independent Registered Public Accounting Firm dated November 24, 2008 .

APPENDIX A

A Summary of ISS/ RiskMetrics’ Proxy Voting Policies

1. Operational Items:
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
• An auditor has a financial interest in or association with the company, and is therefore not independent;
• There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
• Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
• Fees for non-audit services (“ Other ” fees) are excessive.

Non-audit fees are excessive if:
• Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
• The tenure of the audit firm;
• The length of rotation specified in the proposal;
• Any significant audit-related issues at the company;
• The number of Audit Committee meetings held each year;
• The number of financial experts serving on the committee; and
• Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors :
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD1 from individual directors who:
___________________

[1]
In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

• Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations.  If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
- Degree to which absences were due to an unavoidable conflict;
- Pattern of absenteeism; and
- Other extraordinary circumstances underlying the director’s absence;
• Sit on more than six public company boards;
• Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
• The company’s proxy indicates that not all directors attended 75 % of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote AGAINST/WITHHOLD from all incumbent directors;
•  The company’s poison pill has a dead-hand or modified dead-hand feature. Vote AGAINST/WITHHOLD every year until this feature is removed;
• The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a WITHHOLD/AGAINST recommendation for this issue;
• The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
• The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
• The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
• At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
• The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;
• The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
• The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
• The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
• The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
• The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
• The non-audit fees paid to the auditor are excessive ;
• The company receives an adverse opinion on the company’s financial statements from its auditor; or
• There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
• There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);
•  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
• The company fails to submit one-time transfers of stock options to a shareholder vote;
•  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
• The company has backdated options (see “Options Backdating” policy);
• The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing features :
• Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
- presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
- serves as liaison between the chairman and the independent directors;
-  approves information sent to the board;
- approves meeting agendas for the board;
- approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
- has the authority to call meetings of the independent directors;
- if requested by major shareholders, ensures that he is available for consultation and direct communication;
• Two-thirds independent board;
• All independent key committees;
• Established governance guidelines;
• A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;
• The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
- Egregious compensation practices;
- Multiple related-party transactions or other issues putting director independence at risk;
- Corporate and/or management scandals;
- Excessive problematic corporate governance provisions; or
- Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carveout for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors
Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance.
Problematic provisions include but are not limited to:
• a classified board structure;
• a supermajority vote requirement;
• majority vote standard for director elections with no carve out for contested elections;
• the inability of shareholders to call special meetings;
• the inability of shareholders to act by written consent;
• a dual-class structure; and/or
• a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
• Long-term financial performance of the target company relative to its industry;
• Management’s track record;
• Background to the proxy contest;
• Qualifications of director nominees (both slates);
•  Strategic plan of dissident slate and quality of critique against management;
•  Likelihood that the proposed goals and objectives can be achieved (both slates);
• Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
• The election of fewer than 50% of the directors to be elected is contested in the election;
• One or more of the dissident’s candidates is elected;
• Shareholders are not permitted to cumulate their votes for directors; and
•  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
• Shareholders have approved the adoption of the plan; or
• The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
• No lower than a 20% trigger, flip-in or flip-over;
• A term of no more than three years;
• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
• Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:
• the trigger (NOL pills generally have a trigger slightly below 5%);
• the value of the NOLs;
• the term;
• shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
• other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings
Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

• Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
• Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
• Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
Management should also have a favorable track record of successful integration of historical acquisitions.
•  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
• Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
•  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation
Reincorporation Proposals
Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:
• Reasons for reincorporation;
• Comparison of company's governance practices and provisions prior to and following the reincorporation; and
• Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance .
Take into account company-specific factors which include, at a minimum, the following:

• Specific reasons/ rationale for the proposed increase;
• The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;
• The board’s governance structure and practices; and
• Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain .

Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance.
Take into account company-specific factors which include, at a minimum, the following:
• Specific reasons/ rationale for the proposed increase;
• The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;
• The board’s governance structure and practices; and
• Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock ).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense ).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
• The total cost of the company’s equity plans is unreasonable;
• The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

• The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;
• The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;
• The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
• The plan is a vehicle for poor pay practices.

Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:
• Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;
• Excessive perks/tax reimbursements:
- Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;
- Reimbursement of income taxes on executive perquisites or other payments;
- Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

• Abnormally large bonus payouts without justifiable performance linkage or proper disclosure – Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;
• Egregious pension/SERP (supplemental executive retirement plan) payouts:
- Inclusion of additional years of service not worked that result in significant payouts;
- Inclusion of performance-based equity awards in the pension calculation;
• New CEO with overly generous new hire package :
- Excessive “make whole” provisions;
- Any of the poor pay practices listed in this policy;
• Excessive severance and/or change in control provisions:
- Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

- Payments upon an executive's termination in connection with performance failure;
- Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);
- New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;
- Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;
- New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;
- Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;
• Dividends or dividend equivalents paid on unvested performance shares or units;
• Poor disclosure practices:
- Unclear explanation of how the CEO is involved in the pay setting process;
- Retrospective performance targets and methodology not discussed;
- Methodology for benchmarking practices and/or peer group not disclosed and explained;
• Internal Pay Disparity:
- Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);
• Options backdating (covered in a separate policy);
• Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:
Relative Considerations:
• Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;
• Evaluation of peer groups used to set target pay or award opportunities;
• Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);
• Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).
Design Considerations:
• Balance of fixed versus performance-driven pay;

• Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.
Communication Considerations:
• Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);
• Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans--Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
• Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
• Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
• Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
• No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options , taking into consideration:
• Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
• Rationale for the re-pricing--was the stock price decline beyond management's control?
• Is this a value-for-value exchange?
• Are surrendered stock options added back to the plan reserve?
• Option vesting--does the new option vest immediately or is there a black-out period?
• Term of the option--the term should remain the same as that of the replaced option;
• Exercise price--should be set at fair market or a premium to market;
• Participants--executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.
The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.  Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named

Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy.
The following factors will be taken into account:
• Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
- Rigorous stock ownership guidelines, or
- A holding period requirement coupled with a significant long-term ownership requirement, or
- A meaningful retention ratio,
• Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
• Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals
Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:
• Whether adoption of the proposal is likely to enhance or protect shareholder value;
• Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;
• The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
• Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
• Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
• Whether the company's analysis and voting recommendation to shareholders are persuasive;
• What other companies have done in response to the issue addressed in the proposal;
• Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
• Whether implementation of the proposal’s request would achieve the proposal’s objectives;
• Whether the subject of the proposal is best left to the discretion of the board;
• Whether the requested information is available to shareholders either from the company or from a publicly available source; and
• Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
• The company's business and the proportion of it affected by the resolution;
• The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
• Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:
• The nature of the company’s business and the potential for reputational and market risk exposure;
• The existing disclosure of relevant policies;
• Deviation from established industry norms;
• The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;
• Whether the proposal focuses on specific products or geographic regions; and
• The potential cost and scope of the requested report.
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:
• The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
• The company’s level of disclosure is at least comparable to that of industry peers; and
• There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:
• Significant controversies, fines, or litigation surrounding a company’s public policy activities,
• The company’s current level of disclosure on lobbying strategy, and
• The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
• There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
• The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions . Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:
• Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
• The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets .

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
• The degree to which existing relevant policies and practices are disclosed;
• Whether or not existing relevant policies are consistent with internationally recognized standards;
• Whether company facilities and those of its suppliers are monitored and how;
• Company participation in fair labor organizations or other internationally recognized human rights initiatives;
• Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
• Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
• The scope of the request; and
• Deviation from industry sector peer company standards and practices.

Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
• The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
• The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

PART C

OTHER INFORMATION

Item 23.  Exhibits

(a.1)	Certificate of Trust dated March 17, 2006 (9)

(a.2)	Trust Instrument dated July 31, 1996 (1)

(b)	Registrant's By-Laws (2)

(c)	Instruments Defining Rights of Security Holders

See Article IV, “Series; Classes; Shares”, Article VI, “Shareholders’ Voting Powers and Meetings” and Article IX, “Limitation of Liability and Indemnification” of the Registrant’s Trust Instrument

See also, Article V, "Meetings of Stockholders," of the Registrant's By-Laws

(d)	Investment Advisory Agreement with Gould Investment Partners, LLC dated March 31, 2004 (7)

(e.1)	Distribution Agreement with Quasar Distributors, LLC dated December 21, 2005 (8)

(e.2)	Form of Dealer Agreement (2)

(f)	None

(g.1)	Custodian Agreement with U.S. Bank, N.A. (formerly, Firstar Bank, N.A., Firstar Bank Milwaukee, N.A. and Firstar Trust Company) dated November 18, 1996 (6)

(g.2)	Amendment to Custodian Agreement (changing name to Firstar Bank Milwaukee, N.A.) dated September 30, 1998 (6)

(g.3)	Amendment to Custodian Agreement (changing name to U.S. Bank, N.A.) dated January 1, 2002 (6)

(h.1)	Transfer Agent Agreement with U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC and Firstar Trust Company) dated November 18, 1996 (6)

(h.1.i)	Amendment to Transfer Agent Agreement (changing name to Firstar Mutual Fund Services, LLC) dated November 18, 1998 (6)

(h.1.ii)	Amendment to Transfer Agent Agreement with (changing name to U.S. Bancorp Fund Services, LLC) dated January 1, 2002 (6)

(h.1.iii)	Amendment to Transfer Agent Agreement with U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC and Firstar Trust Company) dated February 28, 2002 (6)

(h.1.iv)	Amendment to Transfer Agent Agreement with U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC and Firstar Trust Company) dated July 24, 2002 (6)

(h.2)	Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC and Firstar Trust Company) dated November 18, 1996 (6)

(h.2.i)	Amendment to Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC and Firstar Trust Company) dated May 7, 1997 (6)

(h.2.ii)	Amendment to Fund Administration Servicing Agreement (changing name to Firstar Mutual Fund Services, LLC) dated November 18, 1998 (6)

(h.2.iii)	Amendment to Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC (changing name to U.S. Bancorp Fund Services, LLC) dated January 1, 2002 (6)

(h.3)	Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC and Firstar Trust Company) dated November 18, 1996 (6)

(h.3.i)	Amendment to Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC (changing name to Firstar Mutual Fund Services, LLC) dated November 18, 1998 (6)

(h.3.ii)	Amendment to Fund Accounting Servicing Agreement (changing name to U.S. Bancorp Fund Services, LLC) dated January 1, 2002 (6)

(i)	Opinion of Counsel (5)

(j)	Auditors Consent dated January 28, 2009 is filed herewith as Exhibit No. EX-99.j

(k)	None

(l.1)	Subscription Agreement with Charles S. Cruice (2)

(l.2)	Subscription Agreement with Richard H. Gould (2)

(l.3)	Subscription Agreement with Jeffrey Rugen (2)

(l.4)	Subscription Agreement with Molly Lewis (2)

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p.1)	Code of Ethics (3)

(p.2)	Code of Ethics for Gould Investment Partners LLC (7)

(q)	Powers of Attorney for Trustees and Officers (7)

(1)	Incorporated by reference to Registrant's Initial Registration Statement on Form N-1A as filed with the U.S. Securities and Exchange Commission (“Commission”) on August 1, 1996.

(2)	Incorporated by reference to Pre-Effective Amendment No. 1/1 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on October 25, 1996.

(3)	Incorporated by reference to Post-Effective Amendment No. 6/7 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on November 29, 2000.

(4)	Incorporated by reference to Post-Effective Amendment No. 7/8 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 29, 2001.

(5)	Incorporated by reference to Post-Effective Amendment No. 8/9 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 28, 2002.

(6)	Incorporated by reference to Post-Effective Amendment No. 10/11 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 28, 2004.

(7)	Incorporated by reference to Post-Effective Amendment No. 11/12 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on November 29, 2004.

(8)	Incorporated by reference to Post-Effective Amendment No. 13/14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2006.

(9)	Incorporated by reference to Post-Effective Amendment No. 14/15 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2007.

Item 24.  Persons Controlled by or under Common Control with Registrant

Registrant neither controls any person nor is under common control with any other person.

Item 25.  Indemnification

Section 9.2 of The Rockland Funds Trust Instrument provides:

9.2           Indemnification.

(a)           Subject to the exceptions and limitations contained in subsections (b) and (c) below:

(i)
every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii)
as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person:

(i)
who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)
in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; (A) by the court or other body approving the settlement; (B) by the vote of at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)
To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section may be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial- type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)
Any repeal or modification of this Article IX by the Shareholders of the Trust, or adoption or modification of any other provision of the Trust Instrument or By-Laws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Item 26.  Business and Other Connections of Investment Adviser

Gould Investment Partners LLC is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Information regarding the business, profession, vocation or employment of a substantial nature of each of Gould Investment Partners LLC's directors and officers is hereby incorporated by reference to the information contained under “TRUSTEES AND OFFICERS OF THE TRUST” in the SAI and to Gould Investment Partners LLC’s Form ADV, as filed with the Securities and Exchange Commission (registration number 801-62700).

Item 27.  Principal Underwriter

(a)           Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, theRegistrant’s principal underwriter, will also act as principal underwriter for the followingother investment companies:

Academy Fund Trust	Appleton Group	Capital Advisors Funds
ActivePassive Funds	Artio Global Funds	Chase Funds
AIP Alternative Strategies Funds	Ascentia Funds	Cookson Peirce
Akros Absolute Return Fund	Brandes Investment Trust	Counterpoint Select Fund
Al Frank Funds	Brandywine Blue Funds, Inc.	Country Funds
Allied Asset Advisors Funds	Brazos Mutual Funds	Cullen Funds
Alpine Equity Trust	Bridges Investment Fund, Inc.	Davidson Funds
Alpine Income Trust	Bristlecone Value Fund	Edgar Lomax Value Fund
Alpine Series Trust	Buffalo Funds	Empiric Funds, Inc.
American Trust	CAN SLIM Select Growth Fund	Fairholme Fund

FIMCO Funds	Jensen Portfolio	Primecap Odyssey Funds
First American Funds, Inc.	Kensington Funds	Prospector Funds
First Amer Investment Funds, Inc.	Keystone Mutual Funds	Purisima Funds
First Amer Strategy Funds, Inc.	Kiewit Investment Fund L.L.L.P.	Quaker Investment Trust
Fort Pitt Capital Group, Inc.	Kirr Marbach Partners Funds, Inc	Rainier Funds
Fund X Funds	LKCM Funds	Rigel Capital, LLC
Fusion Funds, LLC	Marketfield Fund	Schooner Investment Group
Geneva Advisors All Cap Growth Fund	Masters' Select Fund Trust	Smead Value Fund
Glenmede Fund, Inc.	Matrix Asset Advisors, Inc.	Snow Fund
Glenmede Portfolios	McCarthy Fund	Stephens Management Co.
Greenspring Fund	Monetta Fund, Inc.	Structured Investment Fund
Grubb & Ellis	MP63 Fund	Teberg Fund
Guinness Atkinson Funds	Muhlenkamp (Wexford Trust)	Thompson Plumb (TIM)
Harding Loevner Funds	USA Mutuals Funds	Thunderstorm Mutual Funds
Hennessy Funds, Inc	Nicholas Funds	TIFF Investment Program, Inc.
Hennessy Mutual Funds, Inc.	Osterweis Funds	Tygh Capital Management
Hodges Funds	Perkins Capital Management	Villere Fund
Hotchkis and Wiley Funds	Permanent Portfolio Funds	Wisconsin Capital Funds, Inc.
Huber Funds	Perritt Opportunities Funds	Winslow Green Mutual Funds
Intrepid Capital Management	Phocas Financial Funds	WY Funds
Jacob Internet Fund Inc.	PIC Funds
Portfolio 21

(b)           To the best of the Registrant’s knowledge, the directors and executive officers of QuasarDistributors, LLC are as follows:

Name and Principal Business Address	Positions and Offices with the Distributor	Positions and Offices with the Registrant
James R. Schoenike	President, Board Member	None
Andrew M. Strnad	Secretary	None
Joe Redwine	Board Member	None
Robert Kern	Board Member	None
Eric W. Falkeis	Board Member	None
Teresa Cowan	Assistant Secretary	None
Susan LaFond	Financial Operations Principal	None

The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

(c)
The following table sets forth the commissions and other compensation received, directly or indirectly, from the Portfolio during the last fiscal year by the principal underwriter who is not an affiliated person of the Portfolio.

Name of Principal Underwriter	Net Underwriting Discounts and Commission	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
Quasar Distributors, LLC	None	None	None	None

Item 28.  Location of Accounts and Records

All accounts, books or other documents required to be maintained by section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Gould Investment Partners LLC, Registrant's investment adviser, at Registrant's corporate offices, except records held and maintained by U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, relating to its function as custodian, and U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202, relating to its function as transfer agent, fund accountant and administrator.

Item 29.  Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  Undertakings.

(a)           Registrant undertakes to call a meeting of shareholders, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees. The Registrant also undertakes to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

(b)           Registrant undertakes to furnish each person to whom a prospectus or statement of additional information is delivered with a copy of the Registrant's latest annual report to shareholders, without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Berwyn, and State of Pennsylvania, on the 28th day of January, 2009.

THE ROCKLAND FUNDS TRUST

By: /s/ Richard H. Gould
Richard H. Gould
President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Richard H. Gould	President, Treasurer	January 28, 2009
Richard H. Gould	and Trustee
/s/ R. Peter Zimmermann	Trustee	January 28, 2009
R. Peter Zimmermann*
/s/ Dr. Peter Utsinger	Trustee	January 28, 2009
Dr. Peter Utsinger*
/s/ Edwin W. Moats, Jr.	Trustee	January 28, 2009
Edwin W. Moats, Jr.*
/s/ Carmen Lloyd	Trustee	January 28, 2009
Carmen Lloyd*

* By:  /s/ Richard H. Gould
Richard H. Gould, Attorney-in-Fact
Pursuant to Powers of Attorney

EXHIBIT INDEX

EXHIBIT NO.	EXHIBIT
EX-99.a.1
Certificate of Trust dated July 17, 2006 (previously filed as Exhibit Ex-99.a.1 to Post-Effective Amendment No. 14/15 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2007 (Reg. Nos. 811-7743 and 333-9355))

EX-99.a.2
Trust Instrument dated July 31, 1996 (previously filed as Exhibit 1.2 to the Registrant’s Initial Registration Statement on Form N-1A as filed with the Commission on August 1, 1996 (Reg. Nos. 811-7743 and 333-9355))

EX-99.b
Registrant’s By-Laws (previously filed as Exhibit 2 to Pre-Effective Amendment No. 1/1 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on October 25, 1996 (Reg. Nos. 811-7743 and 333-9355))

EX-99.d
Investment Advisory Agreement with Gould Investment Partners, LLC dated March 31, 2004 (previously filed as Exhibit Ex-99.d to Post-Effective Amendment No. 11/12 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on November 29, 2004 (Reg. Nos. 811-7743 and 333-9355))

EX-99.e.1
Distribution Agreement with Quasar Distributors, LLC dated December 21, 2005 (previously filed as Exhibit Ex-99.e.1 to Post-Effective Amendment No. 13/14 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2006 (Reg. Nos. 811-7743 and 333-9355))

EX-99.e.2
Form of Dealer Agreement (previously filed as Exhibit 6.2 to Pre-Effective Amendment No. 1/1 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on October 25, 1996 (Reg. Nos. 811-7743 and 333-9355))

EX-99.g.1
Custodian Agreement with U.S. Bank, N.A. (formerly, Firstar Bank, N.A., Firstar Bank Milwaukee, N.A. and Firstar Trust Company) dated November 18, 1996 (previously filed as Exhibit Ex-99.g.1 to Post-Effective Amendment No. 10/11 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 28, 2004 (Reg. Nos. 811-7743 and 333-9355))

EX-99.g.2
Amendment to Custodian Agreement (changing name to Firstar Bank Milwaukee, N.A.) dated September 30, 1998 (previously filed as Exhibit Ex-99.g.2 to Post-Effective Amendment No. 10/11 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 28, 2004 (Reg. Nos. 811-7743 and 333-9355))

EX-99.g.3
Amendment to Custodian Agreement dated January 1, 2002 (previously filed as Exhibit Ex-99.g.3 to Post-Effective Amendment No. 10/11 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 28, 2004 (Reg. Nos. 811-7743 and 333-9355))

EX-99.h.1
Transfer Agency Agreement with U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC and Firstar Trust Company) dated November 18, 1996 (previously filed as Exhibit Ex-99.h.1 to Post-Effective Amendment No. 10/11 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 28, 2004 (Reg. Nos. 811-7743 and 333-9355))

EX-99.h.1.i
Amendment to Transfer Agency Agreement (changing name to Firstar Mutual Fund Services, LLC) dated November 18, 1998 (previously filed as Exhibit Ex-99.h.1.i to Post-Effective Amendment No. 10/11 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 28, 2004 (Reg. Nos. 811-7743 and 333-9355))

EX-99.h.1.ii
Amendment to Transfer Agency (changing name to U.S. Bancorp Fund Services, LLC) dated January 1, 2002 (previously filed as Exhibit Ex-99.h.1.ii to Post-Effective Amendment No. 10/11 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 28, 2004 (Reg. Nos. 811-7743 and 333-9355))

EX-99.h.1.iii
Amendment to Transfer Agency Agreement with U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC and Firstar Trust Company) dated February 28, 2002 (previously filed as Exhibit Ex-99.h.1.iii to Post-Effective Amendment No. 10/11 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 28, 2004 (Reg. Nos. 811-7743 and 333-9355))

EX-99.h.1.iv
Amendment to Transfer Agency Agreement with U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC and Firstar Trust Company) dated July 24, 2002 (previously filed as Exhibit Ex-99.h.1.iv to Post-Effective Amendment No. 10/11 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 28, 2004 (Reg. Nos. 811-7743 and 333-9355))

EX-99.h.2
Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC and Firstar Trust Company) dated November 18, 1996 (previously filed as Exhibit Ex-99.h.2 to Post-Effective Amendment No. 10/11 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 28, 2004 (Reg. Nos. 811-7743 and 333-9355))

EX-99.h.2.i
Amendment to Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC and Firstar Trust Company) dated May 7, 1997 (previously filed as Exhibit Ex-99.h.2.i to Post-Effective Amendment No. 10/11 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 28, 2004 (Reg. Nos. 811-7743 and 333-9355))

EX-99.h.2.ii
Amendment to Fund Administration Servicing Agreement (changing name to Firstar Mutual Fund Services, LLC) dated November 18, 1998 (previously filed as Exhibit Ex-99.h.2.ii to Post-Effective Amendment No. 10/11 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 28, 2004 (Reg. Nos. 811-7743 and 333-9355))

EX-99.h.2.iii
Amendment to Transfer Agency Agreement (changing name to U.S. Bancorp Fund Services, LLC) dated January 1, 2002 (previously filed as Exhibit Ex-99.h.2.iii to Post-Effective Amendment No. 10/11 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 28, 2004 (Reg. Nos. 811-7743 and 333-9355))

EX-99.h.3
Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC and Firstar Trust Company) dated November 18, 1996 (previously filed as Exhibit Ex-99.h.3 to Post-Effective Amendment No. 10/11 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 28, 2004 (Reg. Nos. 811-7743 and 333-9355))

EX-99.h.3.i
Amendment to Fund Accounting Servicing (changing name to Firstar Mutual Fund Services, LLC) dated November 18, 1998 (previously filed as Exhibit Ex-99.h.3.1 to Post-Effective Amendment No. 10/11 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 28, 2004 (Reg. Nos. 811-7743 and 333-9355))

EX-99.h.3.ii
Amendment to Fund Accounting Servicing Agreement (formerly, Firstar Mutual Fund Services, LLC and Firstar Trust Company) dated January 1, 2002 (previously filed as Exhibit Ex-99.h.3.ii to Post-Effective Amendment No. 10/11 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 28, 2004 (Reg. Nos. 811-7743 and 333-9355))

EX-99.i
Opinion of Counsel (previously filed as Exhibit Ex-99.i to Post-Effective Amendment No. 8/9 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 28, 2002 (Reg. Nos. 811-7743 and 333-9355))

EX-99.j	Auditor’s Consent dated January 28, 2009 is filed herewith
EX-99.l.1
Subscription Agreement with Charles S. Cruice (previously filed as Exhibit 13.1 to Pre-Effective Amendment No. 1/1 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on October 25, 1996 (Reg. Nos. 811-7743 and 333-9355))

EX-99.l.2
Subscription Agreement with Richard H. Gould (previously filed as Exhibit 13.2 to Pre-Effective Amendment No. 1/1 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on October 25, 1996 (Reg. Nos. 811-7743 and 333-9355))

EX-99.l.3
Subscription Agreement with Jeffrey Rugen (previously filed as Exhibit 13.3 to Pre-Effective Amendment No. 1/1 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on October 25, 1996 (Reg. Nos. 811-7743 and 333-9355))

EX-99.l.4
Subscription Agreement with Molly Lewis (previously filed as Exhibit 13.4 to Pre-Effective Amendment No. 1/1 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on October 25, 1996 (Reg. Nos. 811-7743 and 333-9355))

EX-99.p.1
Joint Code of Ethics of Registrant and Investment Advisor (previously filed as Exhibit p to Post-Effective Amendment No. 6/7 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on November 29, 2000 (Reg. Nos. 811-7743 and 333-9355))

EX-99.p.2
Code of Ethics for Gould Investment Partners LLC (previously filed as Exhibit Ex-99.p.2 to Post-Effective Amendment No. 11/12 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on November 29, 2004 (Reg. Nos. 811-7743 and 333-9355))

EX-99.q
Powers of Attorney for Trustees and Officers (previously filed as Exhibit Ex-99.q to Post-Effective Amendment No. 11/12 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on November 29, 2004 (Reg. Nos. 811-7743 and 333-9355))